UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21761

KEELEY FUNDS, INC.
(Exact name of registrant as specified in charter)

401 S. LASALLE ST.
SUITE 1201
CHICAGO, IL 60605
(Address of principal executive offices) (Zip code)

     ALAN GOLDBERG
BELL, BOYD & LLOYD LLP
70 WEST MADISON STREET, SUITE 3100
CHICAGO, IL 60602
(Name and address of agent for service)

312-786-5000
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2008

Date of reporting period: September 30, 2008

Item 1. Reports to Stockholders.

ANNUAL
REPORT

September 30, 2008

CONTENTS

KEELEY Funds, Inc.

KEELEY Small Cap Value Fund
KEELEY Small-Mid Cap Value Fund
KEELEY Mid Cap Value Fund
KEELEY All Cap Value Fund

Letters to Shareholders	1
Expense Example	20
Schedules of Investments	22
Statements of Assets and Liabilities	39
Statements of Operations	40
Statements of Changes in Net Assets	42
Financial Highlights	44
Notes to the Financial Statements	52

Report of Independent Registered Public Accounting Firm	62

Keeley funds Directors and Officers	63

LETTER TO SHAREHOLDERS — KEELEY SMALL CAP VALUE FUND (KSCVX - KSCIX)

Dear Shareholder,

During the past six months from March 31, 2008 through September 30, 2008, the Fund’s net assets grew from $5,761,847,299 to $6,469,977,502 and the number of shareholders grew from 294,777 to 373,511. For the year ending September 30, 2008, the portfolio turnover was 17.27% and the expense ratio was 1.33% and 1.12% for Class A and Class I, respectively. The Fund’s portfolio is widely diversified with investments in 187 equities. As of September 30, 2008, the Keeley family beneficially owned 0.33% of the Fund’s outstanding shares.

As of this date, the KEELEY Small Cap Value Fund was rated four stars (««««) by Morningstar among 195 Small Blend funds for the 10-year period. The Fund received five stars («««««) for the five year period among 438 funds and three stars («««) for the three year period among 556 funds. Morningstar ratings reflect historical risk adjusted performance as of September 30, 2008 and are subject to change every month*. As of this date, the Fund rated as a Lipper Leader in the Overall Total Return, Overall Consistent Return, and Overall Tax Efficiency among 633, 628, and 633 funds, respectively. Lipper ratings for Overall Total Return and Overall Consistent Return reflect the Fund’s historical total return performance relative to peers. The Overall rating is calculated monthly, based upon an equal-weighted average of percentile ranks for each measure over three, five, and ten-year periods (if applicable).

For the quarter ended September 30, 2008, the Fund’s Class A total return was -18.43% versus a return of -1.11% for the Russell 2000 Index. For the six month period ended September 30, 2008, the Fund’s Class A return was -8.36% versus -0.54% for the Russell 2000 Index. For the one year period the Fund’s Class A return was -14.64% versus -14.48% for the Russell 2000 Index. For the five-year period, the Fund’s Class A average annual return was 15.72% versus 8.15% for the Russell 2000 Index. For the ten year period, the Fund’s Class A average annual return was 13.12% versus 7.81% for the Russell 2000 Index. Since its inception, October 1, 1993, the Fund’s Class A average annual return was 13.70% versus 8.23% for the Russell 2000 Index. Performance Data does not reflect the deduction of the sales load or fee, and, if reflected, the load or fee would reduce the performance quoted.

Performance Data Including 4.5% Maximum Up-Front Sales Charge

For the quarter ended September 30, 2008, the Fund’s Class A return was -22.09% versus a return of -1.11% for the Russell 2000 Index. For the six month period ended September 30, 2008, the Fund’s Class A return was -12.48% versus -0.54% for the Russell 2000 Index. For the one year period, the Fund’s Class A return was -18.47% versus -14.48% for the Russell 2000 Index. For the five year period, the Fund’s Class A average annual return was 14.66% versus 8.15% for the Russell 2000 Index. For the ten year period, the Fund’s Class A average annual return was 12.60% versus 7.81% for the Russell 2000 Index. Since inception, October 1, 1993, the Fund’s Class A average annual return was 13.35% versus 8.23% for the Russell 2000 Index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and the current performance may be lower or higher than the performance data quoted. You may call toll-free at 888-933-5391, or visit our website at www.keeleyfunds.com to obtain performance data current to the most recent month end.

After posting impressive results through the first half of 2008, the KEELEY Small Cap Value Fund Class A (KSCVX) faced significant headwinds in the third quarter of 2008, underperforming its benchmark, the Russell 2000 Index, for the quarter and the six-month period ended September 30, 2008. The portfolio declined -18.43 percent versus a -1.11 percent decline for the benchmark. Over the past year, the Fund performed in-line with the benchmark, falling -14.64 percent compared to a drop of -14.48 percent for the Russell 2000 Index.

The current environment is one of the most volatile in recent memory, and the uncertainty and lack of confidence in the financial system is enormous. While the headlines continue to highlight concerns in the financial sector, much of the focus late in the 3rd quarter turned toward the declining price of commodities as well as many of the leadership sectors. De-leveraging in the financial system and hedge fund liquidations put a tremendous amount of pressure on a number of our better performing positions, and a rise in the dollar caused widespread declines in all commodity related sectors. Additionally, forecasts for global growth have been downsized dramatically in a very short period of time, damaging the near-term outlook for some of our companies. As is typical in periods of market weakness, the primary leadership sectors of the past few years, energy, materials, and industrials, were the hardest hit in the 3rd quarter. The KEELEY Small Cap Value Fund benefited greatly from our exposure to these areas over the past five years, as well as limited exposure to the troubled financial sector. Unfortunately, the exposure to these sectors proved to be the primary detractors in the third quarter.

Despite positive contributions from 6 of the 10 economic sectors, our overweight positions in energy, industrials, and materials far outweighed those contributions, and were significant detractors during the third quarter. The energy sector proved to be the largest detractor, with our names falling over 40 percent and detracting over 1000 basis points of performance in the quarter. Holdings in the industrial sector also detracted as they fell over 18 percent and cost the fund 693 basis points of performance. Strong stock selection and our lack of exposure to financials continued to benefit the fund as our financial names rose over 12 percent and contributed 85 basis points of return to the portfolio.

A year ago we would have anticipated a much more substantial weight in the financial sector by now. Historically, overweight positions in financials have been commonplace in our portfolios, but we believe our caution toward this sector is justified in the short-term. To our credit, we have avoided the major meltdowns in this sector but we continue to be concerned by the lack of visibility into the balance sheets of financial stocks. While Government intervention was necessary to prevent panic in the system, it may not fully alleviate the ills of these companies. Although we added some financial names in the 3rd quarter, we need much more transparency and stability in the financial system before moving more aggressively into this sector. Consequently, while our portfolios will maintain their overweight positions in industrials, energy, and materials, we expect to gradually increase our weight in financials over the next 6 to 12 months.

For much of the last year, we have stressed that volatility was most likely to remain unabated and we do not anticipate that changing in the short-term. However, we are optimistic on the long-term outlook for many of our companies, and due to the recent weakness, valuations are becoming attractive. Clearly, what we face today in our financial markets is unique and in many ways unparalleled in our history. As a significant investor in all of the KEELEY

Funds, I share in your concern and disappointment over recent market activity. However, in turbulent times I point to my 40 years of experience in the investment business and the many lessons learned during that time period. My experience has taught me that despite how the markets perform on a day-to-day basis, companies with strong fundamentals will prevail in the long-term. I believe the experience of our team and the repeatability of our unique corporate restructuring process gives us a distinct advantage over our peers and passive benchmarks over the long-term. I developed the corporate restructuring investment process over 20 years ago once I recognized that companies undergoing restructuring are often misplaced or misunderstood in the marketplace. This approach has guided me through difficult environments in the past, and I am confident it will identify the best opportunities to guide our portfolios in the future. While the ride in the short-term can be bumpy and unpleasant, the fear and emotion that consumes investors during periods of financial stress are the reason these market inefficiencies exist. These inefficiencies are exactly what my process is designed to capture and while difficult in the short-term, these events create an extensive amount of opportunities for my team to evaluate and consider for our funds.

The current environment will continue to present road blocks and challenges. I have the utmost confidence in our investment process and our research team to identify opportunities that will prosper once a sense of normalcy and stability returns to the financial markets. This will not be easy and it will take time. However, while the short-term outlook may be unclear, we believe that long-term investors face a fantastic opportunity to share in my optimism for our Funds in the future. The Keeley Family and our employees continue to be significant shareholders of our portfolios, so we are all in this together. We appreciate your continued support of our Fund and the patience required during tumultuous environments such as this.

Thank you for your continued commitment to the Fund.

Sincerely,

John L. Keeley, Jr.
President

There are risks associated with investing in small-cap mutual funds, such as smaller product lines and market shares, including limited available information. You should consider objectives, risks and charges and expenses of a fund carefully before investing. Additional information regarding such risks, including information on fees is located in the Fund’s prospectus. Please read the Fund’s prospectus carefully before investing.
____________________

*

Morningstar ratings are based on a risk adjusted return measure that accounts for variation in a Fund’s monthly performance (including the effects of sales charges and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The overall rating is a weighted average of the three-, five-, and ten-year returns. The top 10% of funds are labeled five stars; the next 22.5% are labeled four stars, the next 35% are labeled three stars; the next 22.5% are labeled two stars and the bottom 10% one star. ©2005 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Investments by Sector
As a Percentage of Investments
As of 9/30/2008
(Unaudited) ***

Index Comparison
Comparison of a Hypothetical $1,000,000 Investment
In KSCVX and Russell 2000® Index *
(Unaudited)

Average annual total returns **
For the periods ended September 30, 2008

				Since Commencement
				of Operations
	1-Year	5-Years	10-Years	(10/1/1993)
KSCVX	-14.64%	+15.72%	+13.12%	+13.70%
KSCVX (includes max
4 1/2% front-end load)	-18.47%	+14.66%	+12.60%	+13.35%
Russell 2000® Index	-14.48%	+8.15%	+7.81%	+8.23%

*	The Russell 2000® Index is comprised of the smallest 2,000 companies in the Russell 3000® Index.
The Russell 3000® Index is comprised of the 3,000 largest U.S. companies based on market capitalization. The Russell 2000® Index is unmanaged and returns include reinvested dividends.
**

PERFORMANCE DATA quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

***	Excludes short-term investments and investments purchased with cash collateral from securities lending.

Index Comparison
Comparison of a Hypothetical $1,000,000 Investment
In KSCIX and Russell 2000® Index *
(Unaudited)

Average annual total returns **
For the periods ended September 30, 2008

			Since Commencement
	3 month ended	6 month ended	of Operations (1)
	9/30/08 (1)	9/30/08 (1)	(12/31/2007)
KSCIX	-18.40%	-8.27%	-11.40%
Russell 2000® Index	-1.11%	-0.54%	-10.38%

(1)	Not annualized.
*	The Russell 2000® Index is comprised of the smallest 2,000 companies in the Russell 3000® Index.
The Russell 3000® Index is comprised of the 3,000 largest U.S. companies based on market capitalization. The Russell 2000® Index is unmanaged and returns include reinvested dividends.
**

PERFORMANCE DATA quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

LETTER TO SHAREHOLDERS — KEELEY SMALL-MID CAP VALUE FUND (KSMVX-KSMIX)

Dear Shareholder,

During the past six months from March 31, 2008 through September 30, 2008, the Fund’s net assets grew from $9,742,831 to $17,863,363 and the number of shareholders grew from 281 to 739. For the year ending September 30, 2008, the portfolio turnover was 10.57% and the expense ratio before reimbursement of expenses by Keeley Asset Management Corp. (the “Adviser”) was 1.97% and 1.75% for Class A and Class I, respectively. On August 15, 2007, the Adviser contractually agreed, effective October 1, 2007 to waive a portion of its fee or reimburse the Fund to the extent that the total ordinary operating expenses exceed 1.39% and 1.14% for Class A and Class I, respectively. This waiver will be in effect until September 30, 2009. For the year ending September 30, 2008, the expense ratio was 1.40% and 1.15% for Class A and Class I shares, respectively, pursuant to this agreement. The Fund’s portfolio is widely diversified with investments in 103 equities. As of September 30, 2008, the Keeley family beneficially owned 28.68% of the Fund’s outstanding shares.

For the quarter ended September 30, 2008, the Fund’s Class A return was -20.36% versus a return of -1.22% for the Russell 2500 Value Index. For the six month period ended September 30, 2008, the Fund’s Class A return was -9.95% versus -2.44% for the Russell 2500 Value Index. For the one year period ended September 30, 2008, the Fund’s Class A return was -18.01% versus -15.79% for the Russell 2500 Value Index. Since inception, August 15, 2005, the Fund’s Class A average annual return was -9.20% versus -8.91% for the Russell 2500 Value Index. Performance data does not reflect the deduction of the sales load or fee, and, if reflected, the load or fee would reduce the performance quoted.

Performance Data Including 4.5% Maximum Up-Front Sales Charge

For the quarter ended September 30, 2008, the Fund’s Class A return was -23.94% versus a return of -1.22% for the Russell 2500 Value Index. For the six month period ended September 30, 2008, the Fund’s Class A return was -14.01% versus -2.44% for the Russell 2500 Value Index. For the one year period ended September 30, 2008, the Fund’s Class A return was -21.73% versus -15.79% for the Russell 2500 Value Index. Since inception, August 15, 2005, the Fund’s Class A average annual return was -12.83% versus -8.91% for the Russell 2500 Value Index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and the current performance my be lower or higher than the performance data quoted. You may call toll-free at 888-933-5391, or visit our website at www.keeleyfunds.com to obtain performance data current to the most recent month end.

After posting impressive results through the first half of 2008, the KEELEY Small-Mid Cap Value Fund Class A (KSMVX) faced significant headwinds in the third quarter of 2008, underperforming its benchmark, the Russell 2500 Value Index, for the quarter ended

September 30, 2008. The portfolio declined -20.36 percent versus a -1.22 percent decline for the benchmark. Over the past year, the Fund underperformed its benchmark, falling -18.01 percent compared to a drop of -15.79 percent for the Russell 2500 Value Index.

The current environment is one of the most volatile in recent memory, and the uncertainty and lack of confidence in the financial system is enormous. While the headlines continue to highlight concerns in the financial sector, much of the focus late in the 3rd quarter turned toward the declining price of commodities as well as many of the leadership sectors. De-leveraging in the financial system and hedge fund liquidations put a tremendous amount of pressure on a number of our larger holdings, and a rise in the dollar caused widespread declines in all commodity related sectors. Additionally, forecasts for global growth have been downsized dramatically in a very short period of time, damaging the near-term outlook for some of our positions. As is typical in periods of market weakness, the primary leadership sectors of the past few years, energy, materials, and industrials, were the hardest hit in the 3rd quarter. The KEELEY Small-Mid Cap Value Fund benefited greatly from our exposure to these areas over the past year, as well as limited exposure to the troubled financial sector. Unfortunately, the exposure to these sectors proved to be the primary detractors in the third quarter. The energy sector proved to be the largest detractor, with our names falling over 46 percent and detracting over 800 basis points of performance in the quarter. Holdings in the industrial sector also detracted as they fell over 22 percent and cost the fund 786 basis points of performance. Our positions in the materials sector also had a negative impact on performance as those names fell over 20 percent and detracted 244 basis points of return from the fund.

A year ago we would have anticipated a much more substantial weight in the financial sector by now. Historically, overweight positions in financials have been commonplace in our portfolios, but we believe our caution toward this sector is justified in the short-term. To our credit, we have avoided the major meltdowns in this sector but we continue to be concerned by the lack of visibility into the balance sheets of financial stocks. While Government intervention was necessary to prevent panic in the system, it may not fully alleviate the ills of these companies. Although we added some financial names in the 3rd quarter, we need much more transparency and stability in the financial system before moving more aggressively into this sector. Consequently, while our portfolios will maintain their overweight positions in industrials, energy, and materials, we expect to gradually increase our weight in financials over the next 6 to 12 months.

For much of the last year, we have stressed that volatility was most likely to remain unabated and we do not anticipate that changing in the short-term. However, we are optimistic on the long-term outlook for many of our companies, and due to the recent weakness, valuations are becoming attractive.

Clearly, what we face today in our financial markets is unique and in many ways unparalleled in our history. As a significant investor in all of the KEELEY Funds, I share in your concern and disappointment over recent market activity. However, in turbulent times I point to my 40 years of experience in the investment business and the many lessons learned during that time period. My experience has taught me that despite how the markets perform on a day-to-day basis, companies with strong fundamentals will prevail in the long-term. I believe the experience of our team and the repeatability of our unique corporate restructuring process gives us a distinct advantage over our peers and passive benchmarks over the long-term. I developed the corporate restructuring investment process over 20 years ago once I recognized that companies undergoing restructuring are often misplaced or misunderstood in the marketplace. This approach has guided me through difficult environments in the past, and I am confident it will identify the best opportunities to guide our portfolios in the future. While the ride in the short-term can be bumpy and unpleasant, the fear and emotion that consumes investors during periods of financial stress are the reason these market inefficiencies exist. These inefficiencies are exactly what my process is designed to capture and while difficult in the short-term, these events create an extensive amount of opportunities for my team to evaluate and consider for our funds.

The current environment will continue to present road blocks and challenges. I have the utmost confidence in our investment process and our research team to identify opportunities that will prosper once a sense of normalcy and stability returns to the financial markets. This will not be easy and it will take time. However, while the short-term outlook may be unclear, we believe that long-term investors face a fantastic opportunity to share in my optimism for our Funds in the future. The Keeley Family and our employees continue to be significant shareholders of our portfolios, so we are all in this together. We appreciate your continued support of our Fund and the patience required during tumultuous environments such as this.

Thank you for your continued commitment to the Fund.

Sincerely,

John L. Keeley, Jr.

President

There are risks associated with investing in small-cap mutual funds, such as smaller product lines and market shares, including limited available information. You should consider objectives, risks and charges and expenses of a fund carefully before investing. Additional information regarding such risks, including information on fees is located in Fund’s prospectus. Please read the Fund’s prospectus carefully before investing.

Investments by Sector
As a Percentage of Investments
As of 9/30/2008
(Unaudited) ***

Index Comparison
Comparison of a Hypothetical $1,000,000 Investment
In KSMVX, KSMIX and Russell 2500® Value Index *
(Unaudited)

Average annual total returns **
For the periods ended September 30, 2008

		Since Commencement
		of Operations
	1-Year	(8/15/2007)
KSMVX	-18.01%	-9.20%
KSMVX (includes max 4 1/2% front-end load)	-21.73%	-12.83%
KSMIX	-17.84%	-8.96%
Russell 2500® Value Index	-15.79%	-8.91%

*

The Russell 2500® Value Index measures the performance of those Russell 2500® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes.

**

PERFORMANCE DATA quoted represents past performance which is not predictive of future performance. The investment return and principal value of shares will not fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

***	Excludes short-term investments and investments purchased with cash collateral from securities lending.

LETTER TO SHAREHOLDERS — KEELEY MID CAP VALUE FUND (KMCVX - KMCIX)

Dear Shareholder,

During the past six months from March 31, 2008 through September 30, 2008, the Fund’s net assets declined from $119,328,063 to $115,206,331 and the number of shareholders grew from 5,455 to 6,677. For the year ending September 30, 2008, the portfolio turnover was 28.96% and the expense ratio before reimbursement of expenses by Keeley Asset Management Corp. (the “Adviser”) was 1.46% and 1.25% for Class A and Class I, respectively. On August 15, 2007, the Adviser contractually agreed, effective October 1, 2007 to waive a portion of its fee or reimburse the Fund to the extent that the total ordinary operating expenses exceed 1.39% and 1.14% for Class A and Class I, respectively. This waiver will be in effect until September 30, 2009. For the year ending September 30, 2008, the expense ratio was 1.40% and 1.16% for Class A and Class I shares, respectively, pursuant to this agreement. The Fund’s portfolio is diversified with investments in 53 equities. As of September 30, 2008, the Keeley family beneficially owned 10.98% of the Fund’s outstanding shares.

For the quarter ended September 30, 2008, the Fund’s Class A return was -27.34% versus a return of -7.52% for the Russell Mid Cap Value Index. For the six month period ended September 30, 2008, the Fund’s Class A return was -18.21% versus -7.46% for the Russell Mid Cap Value Index. For the one year period ended September 30, 2008, the Fund’s Class A return was -26.31% versus -20.50% for the Russell Mid Cap Value Index. Since inception, August 15, 2005, the Fund’s Class A average annual return was 1.32% versus 0.87% for the Russell Mid Cap Value Index. Performance data does not reflect the deduction of the sales load or fee, and, if reflected, the load or fee would reduce the performance quoted.

Performance Data Including 4.5% Maximum Up-Front Sales Charge

For the quarter ended September 30, 2008, the Fund’s Class A return was -30.63% versus a return of -7.52% for the Russell Mid Cap Value Index. For the six month period ended September 30, 2008, the Fund’s Class A return was -21.89% versus -7.46% for the Russell Mid Cap Value Index. For the one year period ended September 30, 2008, the Fund’s Class A return was -29.64% versus -20.50% for the Russell Mid Cap Value Index. Since inception, August 15, 2005, the Fund’s Class A average annual return was -0.15% versus 0.87% for the Russell Mid Cap Value Index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and the current performance may be lower or higher than the performance data quoted. You may call toll-free at 888-933-5391, or visit our website at www.keeleyfunds.com to obtain performance data current to the most recent month end.

The KEELEY Mid Cap Value Fund Class A (KMCVX) faced significant headwinds in the third quarter of 2008, underperforming its benchmark, the Russell Mid Cap Value Index, for the quarter ended September 30, 2008. The portfolio declined -27.34 percent versus a -7.52 percent decline for the benchmark. The concentrated nature of the Mid

Cap Value Fund had a negative impact on the portfolio versus our other strategies since a number of the fund’s top holdings had exposure to the economy’s weakest sectors in the third quarter of 2008. Over the past year, the Fund underperformed its benchmark, falling -26.31 percent compared to a drop of -20.50 percent for the Russell Mid Cap Value Index. The current environment is one of the most volatile in recent memory, and the uncertainty and lack of confidence in the financial system is enormous. While the headlines continue to highlight concerns in the financial sector, much of the focus late in the 3rd quarter turned toward the declining price of commodities as well as many of the leadership sectors. De-leveraging in the financial system and hedge fund liquidations put a tremendous amount of pressure on a number of our larger holdings, and a rise in the dollar caused widespread declines in all commodity related sectors. Additionally, forecasts for global growth have been downsized dramatically in a very short period of time, damaging the near-term outlook for some of our positions. As is typical in periods of market weakness, the primary leadership sectors of the past few years, energy, materials, and industrials, were the hardest hit in the 3rd quarter. The KEELEY Mid Cap Value Fund benefited greatly from our exposure to these areas over the past few years, as well as limited exposure to the troubled financial sector. Unfortunately, the exposure to these sectors proved to be the primary detractors in the third quarter.

The industrial sector proved to be the largest detractor, with our names falling over 30 percent and detracting over 1000 basis points of performance in the quarter. Holdings in the energy sector also detracted as they fell over 47 percent and cost the fund 965 basis points of performance. Our positions in the materials sector also had a negative impact on performance as those names fell over 31 percent and detracted 370 basis points of return from the fund.

A year ago we would have anticipated a much more substantial weight in the financial sector by now. Historically, overweight positions in financials have been commonplace in our portfolios, but we believe our caution toward this sector is justified in the short-term. To our credit, we have avoided the major meltdowns in this sector but we continue to be concerned by the lack of visibility into the balance sheets of financial stocks. While Government intervention was necessary to prevent panic in the system, it may not fully alleviate the ills of these companies. Although we added some financial names in the 3rd quarter, we need much more transparency and stability in the financial system before moving more aggressively into this sector. Consequently, while our portfolios will maintain their overweight positions in industrials, energy, and materials, we expect to gradually increase our weight in financials over the next 6 to 12 months.

For much of the last year, we have stressed that volatility was most likely to remain unabated and we do not anticipate that changing in the short-term. However, we are optimistic on the long-term outlook for many of our companies, and due to the recent weakness, valuations are becoming attractive.

Clearly, what we face today in our financial markets is unique and in many ways unparalleled in our history. As a significant investor in all of the KEELEY Funds, I share in your concern and disappointment over recent market activity. However, in turbulent times I point to my 40 years of experience in the investment business and the many lessons learned during that time period. My experience has taught me that despite how the markets perform on a day-to-day basis, companies with strong fundamentals will prevail in the long-term. I believe the experience of our team and the repeatability of our unique corporate restructuring process gives us a distinct advantage over our peers and passive benchmarks over the long-term. I developed the corporate restructuring investment process over 20 years ago once I recognized that companies undergoing restructuring are often misplaced or misunderstood in the marketplace. This approach has guided me through difficult environments in the past, and I am confident it will identify the best opportunities to guide our portfolios in the future. While the ride in the short-term can be bumpy and unpleasant, the fear and emotion that consumes investors during periods of financial stress are the reason these market inefficiencies exist. These inefficiencies are exactly what my process is designed to capture and while difficult in the short-term, these events create an extensive amount of opportunities for my team to evaluate and consider for our funds.

The current environment will continue to present road blocks and challenges. I have the utmost confidence in our investment process and our research team to identify opportunities that will prosper once a sense of normalcy and stability returns to the financial markets. This will not be easy and it will take time. However, while the short-term outlook may be unclear, we believe that long-term investors face a fantastic opportunity to share in my optimism for our Funds in the future. The Keeley Family and our employees continue to be significant shareholders of our portfolios, so we are all in this together. We appreciate your continued support of our Fund and the patience required during tumultuous environments such as this.

Thank you for your continued commitment to the Fund.

Sincerely,

John L. Keeley, Jr.
President

There are risks associated with investing in small-cap mutual funds, such as smaller product lines and market shares, including limited available information. You should consider objectives, risks and charges and expenses of a fund carefully before investing. Additional information regarding such risks, including information on fees is located in the Fund’s prospectus. Please read the Fund’s prospectus carefully before investing.

Investments by Sector
As a Percentage of Investments
As of 9/30/2008
(Unaudited) ***

Index Comparison
Comparison of a Hypothetical $1,000,000 Investment
In KMCVX and Russell Mid Cap® Value Index *
(Unaudited)

Average annual total returns **
For the periods ended September 30, 2008

		Since Commencement
		of Operations
	1-Year	(8/15/2005)
KMCVX	-26.31%	+1.32%
KMCVX (includes max 4 1/2% front-end load)	-29.64%	-0.15%
Russell Midcap® Value Index	-20.50%	+0.87%

*	The Russell Midcap® Value Index of common is an unmanaged index of common stock prices that measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth values. These Index figures do not reflect any deduction for fees, expenses or taxes, and are not available for investments.
**

PERFORMANCE DATA quoted represents past performance which is not predictive of future performance. The investment return and principal value of shares will not fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

***	Excludes short-term investments and investments purchased with cash collateral from securities lending.

Index Comparison
Comparison of a Hypothetical $1,000,000 Investment
In KMCIX and Russell Mid Cap® Value Index *
(Unaudited)

Average annual total returns **
For the periods ended September 30, 2008

			Since Commencement
	3 month ended	6 month ended	of Operations (1)
	9/30/08 (1)	9/30/08 (1)	(12/31/2007)
KMCIX	-27.28%	-18.10%	-26.41%
Russell Midcap® Value Index	-7.52%	-7.46%	-15.46%

(1)	Not annualized.
*	The Russell Midcap® Value Index of common is an unmanaged index of common stock prices that measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth values. These Index figures do not reflect any deduction for fees, expenses or taxes, and are not available for investments.
**

PERFORMANCE DATA quoted represents past performance which is not predictive of future performance. The investment return and principal value of shares will not fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

LETTER TO SHAREHOLDERS — KEELEY ALL CAP VALUE FUND (KACVX - KACIX)

Dear Shareholder,

The KEELEY All Cap Value Fund commenced operations on June 14, 2006. During the past six months from March 31, 2008 through September 30, 2008, the Fund’s net assets declined from $104,120,527 to $103,234,319 and the number of shareholders grew from 3,866 to 4,207. For the year ending September 30, 2008, the portfolio turnover was 27.71% and the expense ratio before reimbursement of expenses by Keeley Asset Management Corp. (the “Adviser”) was 1.46% and 1.22% for Class A and Class I, respectively. On August 15, 2007, the Adviser contractually agreed, effective October 1, 2007 to waive a portion of its fee or reimburse the Fund to the extent that the total ordinary operating expenses exceed 1.39% and 1.14% for Class A and Class I, respectively. This waiver will be in effect until September 30, 2009. For the year ending September 30, 2008, the expense ratio was 1.39% and 1.15% for Class A and Class I shares, respectively, pursuant to this agreement. The Fund’s portfolio is widely diversified with investments in 109 equities. As of September 30th, 2008, the Keeley family beneficially owned 10.63% of the Fund’s outstanding shares.

For the quarter ended September 30, 2008, the Fund’s Class A return was -22.72% versus a return of -5.95% for the Russell 3000 Value Index. For the six month period ended September 30, 2008, the Fund’s Class A return was -13.70% versus -11.43% for the Russell 3000 Value Index. For the one year period ended September 30, 2008, the Fund’s Class A return was -22.20% versus -24.84% for the Russell 3000 Value Index. Since inception, June 14, 2006, the Fund’s Class A return was 1.18% versus -3.75% for the Russell 3000 Value Index. Performance Data does not reflect the deduction of the sales load or fee, and, if reflected, the load or fee would reduce the performance quoted.

Performance Data Including 4.5% Maximum Up-Front Sales Charge

For the quarter ended September 30, 2008, the Fund’s Class A total return was -26.22% versus a return of -5.95% for the Russell 3000 Value Index. For the six month period ended September 30, 2008, the Fund’s Class A return was -17.58% versus -11.43% for the Russell 3000 Value Index. For the one year period ended September 30th, 2008, the Fund’s Class A return was -25.69% versus -24.84% for the Russell 3000 Value Index. Since inception, June 14, 2006, the Fund’s Class A average annual return was -0.82% versus -3.75% for the Russell 3000 Value Index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and the current performance my be lower or higher than the performance data quoted. You may call toll-free at 888-933-5391, or visit our website at www.keeleyfunds.com to obtain performance data current to the most recent month end.

The KEELEY All Cap Value Fund Class A (KACVX) faced significant headwinds in the third quarter of 2008, underperforming its benchmark, the Russell 3000 Value Index, for the quarter ended September 30, 2008. The portfolio declined -22.72 percent versus a -5.95 percent decline for the benchmark. Over the past year, the Fund outperformed its benchmark on a relative basis, falling -22.20 percent compared to a -24.84 percent drop for the Russell 3000 Value Index.

The current environment is one of the most volatile in recent memory, and the uncertainty and lack of confidence in the financial system is enormous. While the headlines continue to highlight concerns in the financial sector, much of the focus late in the 3rd quarter turned toward the declining price of commodities as well as many of the leadership sectors. De-leveraging in the financial system and hedge fund liquidations put a tremendous amount of pressure on a number of our larger holdings, and a rise in the dollar caused widespread declines in all commodity related sectors. Additionally, forecasts for global growth have been downsized dramatically in a very short period of time, damaging the near-term outlook for some of our positions. As is typical in periods of market weakness, the primary leadership sectors of the past few years, energy, materials, and industrials, were the hardest hit in the 3rd quarter. The KEELEY All Cap Value Fund benefited greatly from our exposure to these areas over the past few years, as well as limited exposure to the troubled financial sector. Unfortunately, the exposure to these sectors proved to be the primary detractors in the third quarter.

The energy sector proved to be the largest detractor, with our names falling over 43 percent and detracting over 1000 basis points of performance in the quarter. Holdings in the industrial sector also detracted as they fell over 23 percent and cost the fund 814 basis points of performance. Our positions in the materials sector also had a negative impact on performance as those names fell over 18 percent and detracted 228 basis points of return from the fund.

A year ago we would have anticipated a much more substantial weight in the financial sector by now. Historically, overweight positions in financials have been commonplace in our portfolios, but we believe our caution toward this sector is justified in the short-term. To our credit, we have avoided the major meltdowns in this sector but we continue to be concerned by the lack of visibility into the balance sheets of financial stocks. While Government intervention was necessary to prevent panic in the system, it may not fully alleviate the ills of these companies. Although we added some financial names in the 3rd quarter, we need much more transparency and stability in the financial system before moving more aggressively into this sector. Consequently, while our portfolios will maintain their overweight positions in industrials, energy, and materials, we expect to gradually increase our weight in financials over the next 6 to 12 months.

For much of the last year, we have stressed that volatility was most likely to remain unabated and we do not anticipate that changing in the short-term. However, we are optimistic on the long-term outlook for many of our companies, and due to the recent weakness, valuations are becoming attractive.

Clearly, what we face today in our financial markets is unique and in many ways unparalleled in our history. As a significant investor in all of the KEELEY Funds, I share in your concern and disappointment over recent market activity. However, in turbulent times I point to my 40 years of experience in the investment business and the many lessons learned during that time period. My experience has taught me that despite how the markets perform on a day-to-day basis, companies with strong fundamentals will prevail in the long-term. I believe the experience of our team and the repeatability of our unique corporate restructuring process gives us a distinct advantage over our peers and passive benchmarks over the long-term. I developed the corporate restructuring investment process over 20 years ago once I recognized that companies undergoing restructuring are often misplaced or misunderstood in the marketplace. This approach has guided me through difficult environments in the past, and I am confident it will identify the best opportunities to guide our portfolios in the future. While the ride in the short-term can be bumpy and unpleasant, the fear and emotion that consumes investors during periods of financial stress are the reason these market inefficiencies exist. These inefficiencies are exactly what my process is designed to capture and while difficult in the short-term, these events create an extensive amount of opportunities for my team to evaluate and consider for our funds.

The current environment will continue to present road blocks and challenges. I have the utmost confidence in our investment process and our research team to identify opportunities that will prosper once a sense of normalcy and stability returns to the financial markets. This will not be easy and it will take time. However, while the short-term outlook may be unclear, we believe that long-term investors face a fantastic opportunity to share in my optimism for our Funds in the future. The Keeley Family and our employees continue to be significant shareholders of our portfolios, so we are all in this together. We appreciate your continued support of our Fund and the patience required during tumultuous environments such as this.

Sincerely,

John L. Keeley, Jr.
President

There are risks associated with investing in small-cap mutual funds, such as smaller product lines and market shares, including limited available information. You should consider objectives, risks and charges and expenses of a fund carefully before investing. Additional information regarding such risks, including information on fees is located in Fund’s prospectus. Please read the Fund’s prospectus carefully before investing.

Investments by Sector
As a Percentage of Investments
As of 9/30/2008
(Unaudited) ***

 Index Comparison
Comparison of a Hypothetical $1,000,000 Investment
In KACVX and Russell 3000® Value Index *
(Unaudited)

Total returns **
For the periods ended September 30, 2008

		Since Commencement
		of Operations
	1-Year	(6/14/2006)
KACVX	-22.20%	+1.18%
KACVX (includes max 4 1/2% front-end load)	-25.69%	-0.82%
Russell 3000® Value Index	-24.84%	-3.75%

*	The Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes.
**	PERFORMANCE DATA quoted represents past performance which is not predictive of future performance. The investment return and principal value of shares will not fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.
***	Excludes short-term investments and investments purchased with cash collateral from securities lending.

Index Comparison
Comparison of a Hypothetical $1,000,000 Investment
In KACIX and Russell 3000® Value Index *
(Unaudited)

Average annual total returns **
For the periods ended September 30, 2008

			Since Commencement
	3 month ended	6 month ended	of Operations (1)
	9/30/08 (1)	9/30/08 (1)	(12/31/2007)
KACIX	-22.69%	-13.60%	-22.81%
Russell 3000® Value Index	-5.95%	-11.43%	-19.56%

(1)	Not annualized.
*

The Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes.

**

PERFORMANCE DATA quoted represents past performance which is not predictive of future performance. The investment return and principal value of shares will not fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

KEELEY Funds, Inc.
Expense Example
For the Six Month Period Ended September 30, 2008
(Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2008 to September 30, 2008 for the Small Cap Value Fund, the Small-Mid Cap Fund, the Mid Cap Value Fund, and the All Cap Value Fund (the “period”).

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

	Class A
	Beginning	Ending	Annual	Expenses paid during
	account value	account value	Expense	the period ended
	April 1, 2008	September 30, 2008	Ratio**	September 30, 2008*
Small Cap Value Fund	$1,000.00	$916.40	1.33%	$6.37
Small-Mid Cap Value Fund	1,000.00	900.50	1.39%	6.60
Mid Cap Value Fund	1,000.00	817.90	1.41%	6.41
All Cap Value Fund	1,000.00	863.00	1.40%	6.52

	Class I
	Beginning	Ending	Annual	Expenses paid during
	account value	account value	Expense	the period ended
	April 1, 2008	September 30, 2008	Ratio**	September 30, 2008*
Small Cap Value Fund	$1,000.00	$917.30	1.12%	$5.37
Small-Mid Cap Value Fund	1,000.00	901.60	1.15%	5.47
Mid Cap Value Fund	1,000.00	819.00	1.17%	5.32
All Cap Value Fund	1,000.00	864.00	1.15%	5.36

*	Expenses are equal to the Funds’ expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by 183/366.
**	Includes interest expense.

     KEELEY Funds, Inc.
Expense Example (Continued)
For the Six Month Period Ended September 30, 2008
(Unaudited)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table below is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

	Class A
	Beginning	Ending	Annual	Expenses paid during
	account value	account value	Expense	the period ended
	April 1, 2008	September 30, 2008	Ratio**	September 30, 2008*
Small Cap Value Fund	$1,000.00	$1,018.35	1.33%	$6.71
Small-Mid Cap Value Fund	1,000.00	1,018.05	1.39%	7.01
Mid Cap Value Fund	1,000.00	1,017.95	1.41%	7.11
All Cap Value Fund	1,000.00	1,018.00	1.40%	7.06

	Class I
	Beginning	Ending	Annual	Expenses paid during
	account value	account value	Expense	the period ended
	April 1, 2008	September 30, 2008	Ratio**	September 30, 2008*
Small Cap Value Fund	$1,000.00	$1,019.40	1.12%	$5.65
Small-Mid Cap Value Fund	1,000.00	1,019.25	1.15%	5.81
Mid Cap Value Fund	1,000.00	1,019.15	1.17%	5.91
All Cap Value Fund	1,000.00	1,019.25	1.15%	5.81

*	Expenses are equal to the Funds’ expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by 183/366.
**	Includes interest expense.

KEELEY Small Cap Value Fund
SCHEDULE OF INVESTMENTS
September 30, 2008

Shares		Value
	COMMON STOCKS – 99.41%
	Aerospace & Defense – 2.46%
2,440,000	Hexcel Corp. (a)(c)	$ 33,403,600
1,087,500	Kaman Corp. (c)	30,972,000
1,340,000	Ladish Co., Inc. (a)(b)(c)	27,135,000
1,182,500	Teledyne Technologies, Inc. (a)	67,591,700
		159,102,300
	Air Freight & Logistics – 0.43%
695,000	Atlas Air Worldwide Holdings, Inc. (a)(c)	28,015,450
	Auto Components – 0.55%
1,487,500	Midas, Inc. (a)(b)	20,468,000
612,500	Sauer-Danfoss, Inc.	15,122,625
		35,590,625
	Building Products – 0.47%
1,990,000	Quanex Building Products Corp. (b)(c)	30,327,600
	Capital Markets – 4.91%
745,000	Cowen Group, Inc. (a)(b)(c)	6,369,750
1,003,000	Epoch Holding Corp. (c)	10,581,650
1,225,000	FCStone Group, Inc. (a)(c)	22,037,750
955,000	Greenhill & Co., Inc. (c)	70,431,250
2,050,000	Invesco Ltd.	43,009,000
1,315,000	Investment Technology Group, Inc. (a)(c)	40,015,450
695,000	Piper Jaffray Companies (a)(c)	30,058,750
305,500	Pzena Investment Management, Inc. (c)	2,896,140
1,361,000	SWS Group, Inc.	27,437,760
1,285,000	Thomas Weisel Partners Group, Inc. (a)(b)(c)	10,832,550
2,180,000	Waddell & Reed Financial, Inc.	53,955,000
		317,625,050
	Chemicals – 3.24%
1,310,000	Arch Chemicals, Inc. (b)(c)	46,243,000
1,737,500	Ashland, Inc. (c)	50,804,500
1,462,500	Koppers Holdings, Inc. (b)(c)	54,712,125
1,330,000	Sensient Technologies Corp. (c)	37,412,900
1,155,000	Zep, Inc. (b)(c)	20,374,200
		209,546,725
	Commercial Banks – 2.96%
785,000	BankFinancial Corp. (c)	11,523,800
649,440	Beneficial Mutual Bancorp, Inc. (a)(c)	8,215,416
660,000	Cathay General Bancorp (c)	15,708,000
809,500	IBERIABANK Corp. (b)(c)	42,782,075
945,000	MB Financial, Inc. (c)	31,251,150
1,200,000	PrivateBancorp, Inc. (c)	49,992,000
1,092,500	Wintrust Financial Corp. (c)	32,064,875
		191,537,316
	Commercial Services & Supplies – 1.95%
1,912,500	Cenveo, Inc. (a)(c)	14,707,125
765,000	GP Strategies Corp. (a)	5,814,000
1,530,000	Layne Christensen Co. (a)(b)(c)	54,207,900
612,500	Mac-Gray Corp. (a)	6,431,250
2,290,000	PHH Corp. (a)(c)	30,434,100
662,000	Standard Parking Corp. (a)	14,709,640
		126,304,015
	Construction & Engineering – 4.27%
1,517,500	AECOM Technology Corp. (a)(c)	37,087,700
1,170,000	Chicago Bridge & Iron Co.	22,510,800
1,230,000	Foster Wheeler Ltd. (a)	44,415,300

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2008

Shares		Value
	Construction & Engineering (continued)
1,360,000	Granite Construction, Inc. (c)	$ 48,715,200
903,000	Integrated Electrical Services, Inc. (a)(b)(c)	15,856,680
1,420,000	McDermott International, Inc. (a)(c)	36,281,000
1,535,000	Quanta Services, Inc. (a)(c)	41,460,350
977,500	The Shaw Group, Inc. (a)(c)	30,038,575
		276,365,605
	Construction Materials – 0.66%
1,040,000	Texas Industries, Inc. (c)	42,494,400
	Containers & Packaging – 0.30%
1,290,000	Temple-Inland, Inc. (c)	19,685,400
	Diversified Financial Services – 1.08%
1,442,500	GATX Corp. (c)	57,079,725
1,549,000	MarketAxess Holdings, Inc. (a)(c)	12,500,430
		69,580,155
	Diversified Telecommunication Services – 0.93%
6,950,000	Fairpoint Communications, Inc. (b)(c)	60,256,500
	Electric Utilities – 4.47%
1,165,000	Black Hills Corp. (c)	36,196,550
1,515,000	Cleco Corp. (c)	38,253,750
1,385,000	Hawaiian Electric Industries (c)	40,317,350
1,255,000	ITC Holdings Corp. (c)	64,971,350
827,500	Otter Tail Corp. (c)	25,429,075
2,245,000	Portland General Electric Co. (c)	53,116,700
1,330,000	Westar Energy, Inc. (c)	30,643,200
		288,927,975
	Electrical Equipment – 3.17%
1,345,000	Acuity Brands, Inc. (c)	56,167,200
1,050,000	AZZ, Inc. (a)(b)(c)	43,438,500
850,000	General Cable Corp. (a)(c)	30,285,500
1,315,000	Regal Beloit Corp. (c)	55,913,800
540,000	Woodward Governor Co. (c)	19,045,800
		204,850,800
	Energy Equipment & Services – 6.26%
2,075,000	Allis-Chalmers Energy, Inc. (a)(b)(c)	26,248,750
1,360,000	Basic Energy Services, Inc. (a)(c)	28,968,000
765,000	Bronco Drilling Co., Inc. (a)(c)	7,818,300
1,190,000	Dresser-Rand Group, Inc. (a)(c)	37,449,300
3,340,000	Key Energy Services, Inc. (a)	38,744,000
724,000	Lufkin Industries, Inc. (c)	57,449,400
1,820,000	Natural Gas Services Group, Inc. (a)(b)	31,795,400
3,465,000	Pioneer Drilling Co. (a)(b)(c)	46,084,500
1,915,000	Superior Well Services, Inc. (a)(b)(c)	48,468,650
1,817,500	Tesco Corp. (a)(c)	38,058,450
1,657,500	Willbros Group, Inc. (a)(c)	43,923,750
		405,008,500
	Food Products – 4.84%
1,490,000	Chiquita Brands International, Inc. (a)(c)	23,556,900
1,905,000	Flowers Foods, Inc. (c)	55,930,800
560,000	The J. M. Smucker Co. (c)	28,386,400
1,975,000	Lance, Inc. (b)(c)	44,812,750
950,000	Ralcorp Holdings, Inc. (a)(c)	64,039,500

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2008

Shares		Value
	Food Products (continued)
1,515,000	Tootsie Roll Industries, Inc. (c)	$ 43,798,650
1,775,000	TreeHouse Foods, Inc. (a)(b)(c)	52,717,500
		313,242,500
	Gas Utilities – 0.90%
1,627,500	South Jersey Industries, Inc. (b)(c)	58,101,750
	Health Care Equipment & Supplies – 1.19%
2,535,000	Hill-Rom Holdings, Inc. (c)	76,835,850
	Health Care Providers & Services – 1.02%
427,500	Emeritus Corp. (a)(c)	10,644,750
2,450,000	Pharmerica Corp. (a)(b)(c)	55,100,500
		65,745,250
	Hotels, Restaurants & Leisure – 4.10%
2,657,500	CKE Restaurants, Inc. (b)	28,169,500
5,700,000	Denny’s Corp. (a)(b)(c)	14,706,000
870,000	DineEquity, Inc. (c)	14,668,200
1,565,000	Gaylord Entertainment Co. (a)(c)	45,964,050
2,225,000	Interstate Hotels & Resorts, Inc. (a)(b)	5,228,750
2,150,000	Marcus Corp. (b)(c)	34,572,000
1,317,500	Orient-Express Hotels Ltd. (c)	31,791,275
1,462,500	Red Lion Hotels Corp. (a)(b)	11,729,250
1,382,500	Vail Resorts, Inc. (a)(c)	48,318,375
1,579,000	Wendys Arbys Group, Inc. (b)(c)	8,305,540
1,397,500	Wyndham Worldwide Corp. (c)	21,954,725
		265,407,665
	Industrial Conglomerates – 0.79%
1,082,500	Walter Industries, Inc. (c)	51,364,625
	Insurance – 2.23%
1,090,000	Covanta Holding Corp. (a)(c)	26,094,600
1,555,000	Hanover Insurance Group, Inc.	70,783,600
400,000	HCC Insurance Holdings, Inc. (c)	10,800,000
1,885,000	Meadowbrook Insurance Group, Inc. (b)	13,308,100
2,502,500	Phoenix Companies, Inc. (c)	23,123,100
		144,109,400
	IT Services – 0.72%
1,555,000	Wright Express Corp. (a)(c)	46,416,750
	Machinery – 19.98%
1,977,500	Actuant Corp. - Class A (c)	49,912,100
1,445,000	Albany International Corp. (b)(c)	39,491,850
2,005,000	Altra Holdings, Inc. (a)(b)(c)	29,593,800
1,237,500	American Railcar Industries, Inc. (b)(c)	19,849,500
1,010,000	Ampco-Pittsburgh Corp. (b)(c)	26,159,000
1,166,000	Bucyrus International, Inc. - Class A	52,096,880
1,137,500	CIRCOR International, Inc. (b)(c)	49,401,625
2,427,500	Colfax Corp. (a)(b)(c)	40,563,525
1,185,000	EnPro Industries, Inc. (a)(b)(c)	44,034,600
2,857,500	Federal Signal Corp. (b)	39,147,750
525,000	Flowserve Corp.	46,604,250
1,460,000	Gardner Denver, Inc. (a)(c)	50,691,200
1,880,000	Graco, Inc. (c)	66,946,800
2,059,900	Greenbrier Companies, Inc. (b)(c)	40,188,649
900,000	John Bean Technologies Corp. (a)	11,394,000

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2008

Shares		Value
	Machinery (continued)
610,000	Joy Global, Inc. (c)	$27,535,400
1,360,000	Kaydon Corp. (c)	61,281,600
1,075,000	L.B. Foster Co. (a)(b)	32,701,500
142,500	Lincoln Electric Holdings, Inc.	9,164,175
765,000	Lindsay Manufacturing Co. (b)(c)	55,653,750
1,320,000	Manitowoc Co. (c)	20,526,000
1,707,500	Mueller Water Products, Inc. - Class A (c)	15,333,350
1,705,000	Mueller Water Products, Inc. - Class B (c)	11,082,500
1,372,500	RBC Bearings, Inc. (a)(b)(c)	46,239,525
1,850,000	Robbins & Myers, Inc. (b)	57,220,500
965,000	Sun Hydraulics Corp. (b)(c)	25,128,600
1,500,000	Tennant Co. (b)(c)	51,390,000
797,500	Terex Corp. (a)(c)	24,339,700
1,947,500	Titan International, Inc. (b)(c)	41,520,700
1,337,500	Trinity Industries, Inc. (c)	34,413,875
585,000	Valmont Industries, Inc.	48,373,650
1,560,000	Watts Water Technologies, Inc. - Class A (b)(c)	42,666,000
1,605,000	Westinghouse Air Brake Technologies Corp. (c)	82,224,150
		1,292,870,504
	Media – 0.08%
1,345,000	Carmike Cinemas, Inc. (b)	4,949,600
	Metals & Mining – 4.79%
1,827,500	A.M. Castle & Co. (b)(c)	31,579,200
1,935,000	AMCOL International Corp. (b)(c)	60,488,100
1,220,000	Brush Engineered Materials, Inc. (a)(b)(c)	22,655,400
965,000	Century Aluminum Co. (a)(c)	26,720,850
1,280,000	Commercial Metals Co.	21,619,200
1,085,000	Compass Minerals International, Inc. (c)	56,843,150
735,000	Haynes International, Inc. (a)(b)(c)	34,420,050
861,000	Kaiser Aluminum Corp. (c)	36,979,950
732,500	Universal Stainless & Alloy Products, Inc. (a)(b)	18,715,375
		310,021,275
	Multiline Retail – 0.29%
2,052,500	Saks, Inc. (a)(c)	18,985,625
	Multi-Utilities – 0.03%
176,000	Florida Public Utilities Co.	2,270,400
	Oil, Gas & Consumable Fuels – 9.79%
937,500	Atlas Energy Resources LLC	24,187,500
1,395,000	Callon Petroleum Co. (a)(b)	25,151,850
1,025,000	Carrizo Oil & Gas, Inc. (a)(c)	37,176,750
1,240,000	Comstock Resources, Inc. (a)(c)	62,062,000
665,000	Contango Oil & Gas Company (a)(c)	35,896,700
500,000	Dorchester Minerals LP	11,550,000
1,155,000	Encore Acquisition Co. (a)(c)	48,255,900
2,667,000	EXCO Resources, Inc. (a)(c)	43,525,440
1,736,000	Goodrich Petroleum Corp. (a)(c)	75,672,240
1,290,000	Penn Virginia Corp. (c)	68,937,600
2,300,000	Petrohawk Energy Corp. (a)(c)	49,749,000
1,365,000	Quicksilver Resources, Inc. (a)(c)	26,794,950
831,500	Range Resources Corp. (c)	35,646,405

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2008

Shares		Value
	Oil, Gas & Consumable Fuels (continued)
774,900	Stone Energy Corp. (a)(c)	$32,801,517
790,000	Whiting Petroleum Corp. (a)(c)	56,295,400
		633,703,252
	Paper & Forest Products – 1.10%
448,000	Deltic Timber Corp. (c)	28,510,720
1,277,500	Neenah Paper, Inc. (b)(c)	25,294,500
1,690,000	Wausau Paper Corp.	17,119,700
		70,924,920
	Real Estate – 0.24%
1,037,503	Forestar Real Estate Group, Inc. (a)(c)	15,303,169
	Road & Rail – 2.30%
512,000	Amerco, Inc. (a)(c)	21,468,160
1,910,000	Genesee & Wyoming, Inc. (a)(b)(c)	71,663,200
1,185,000	Kansas City Southern (a)(c)	52,566,600
201,500	Providence & Worcester Railroad Co.	3,425,500
		149,123,460
	Specialty Retail – 2.70%
2,582,500	Maidenform Brands, Inc. (a)(b)	37,472,075
3,595,000	Sally Beauty Holdings, Inc. (a)(c)	30,917,000
2,007,500	Stage Stores, Inc. (b)(c)	27,422,450
3,165,000	Zale Corp. (a)(b)(c)	79,125,000
		174,936,525
	Textiles, Apparel & Luxury Goods – 1.06%
1,317,500	Hanesbrands, Inc. (a)(c)	28,655,625
1,782,500	Movado Group, Inc. (b)(c)	39,838,875
		68,494,500
	Thrifts & Mortgage Finance – 3.15%
1,170,000	Brookline Bancorp, Inc. (c)	14,964,300
350,000	Citizens First Bancorp, Inc.	1,872,500
619,625	Danvers Bancorp, Inc. (a)(c)	7,900,219
630,000	First Financial Northwest, Inc. (c)	6,501,600
2,040,000	First Niagara Financial Group, Inc. (c)	32,130,000
1,135,000	Home Federal Bancorp, Inc. (b)	14,471,250
2,502,500	NewAlliance Bancshares, Inc. (c)	37,612,575
1,427,500	Provident Financial Services, Inc. (c)	23,568,025
1,835,000	Webster Financial Corp. (c)	46,333,750
1,795,000	Westfield Financial, Inc. (b)	18,488,500
		203,842,719
	Total Common Stocks
	(Cost $6,624,029,462)	$6,431,868,155

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2008

Principal
Amount		Value
	INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM
	SECURITIES LENDING – 15.96%
443,925,000	Barclays PLC Repurchase Agreement, (Dated 9/30/2008), 2.25%, due 10/01/2008, (Repurchased proceeds $452,803,500); Collateralized by $512,932,516 in various federal agency bonds with interest ranges of 3.56% to 5.79% and maturity date ranges of 01/25/2023 to 07/25/2048	$443,925,000
408,000,000	Mount Vernon Prime Portfolio	408,000,000
181,000,000	Greenwich Capital Repurchase Agreement, (Dated 9/30/2008), 2.15% due 10/1/2008, (Repurchased proceeds $184,622,018); Collateralized by $184,743,477 in various Freddie Mac Giant with interest ranges of 5.50% to 6.50% and maturity date ranges of 08/01/2037 to 09/01/2038	181,000,000
	Total Investments Purchased with Cash Proceeds From Securities Lending
	(Cost $1,032,925,000)	$1,032,925,000
	SHORT TERM INVESTMENTS – 0.50%
	U.S. Treasury Bills – 0.50%
32,518,000	United States Treasury Bill, 0.42%, 01/29/2009 (c) (d)	$32,414,820
	Total Short Term Investments
	(Cost $32,470,630)	$32,414,820

	Total Investments – 115.87%
	(Cost $7,689,425,092)	$7,497,207,975
	Liabilities in Excess of Other Assets – (15.87)%	(1,027,230,473)
	TOTAL NET ASSETS – 100.00%	$6,469,977,502

	Percentages are stated as a percent of net assets.

	(a) Non Income Producing.

	(b) Affiliated issuer. See Note 11 in Notes to the Financial Statements.

	(c) All or a portion of security is out on loan.

	(d) Rates shows are the effective yields based on purchase price. The calculation assumes the security is held to maturity.

The accompanying notes are an integral part of these financial statements.

KEELEY Small-Mid Cap Value Fund
SCHEDULE OF INVESTMENTS
September 30, 2008

Shares		Value
	COMMON STOCKS – 98.27%
	Aerospace & Defense – 1.74%
10,500	Hexcel Corp. (a)	$143,745
11,000	KBR, Inc.	167,970
		311,715
	Auto Components – 0.90%
4,500	WABCO Holdings, Inc.	159,930
	Beverages – 1.33%
9,000	Dr. Pepper Snapple Group, Inc. (a)	238,320
	Capital Markets – 5.95%
18,000	Epoch Holding Corp. (b)	189,900
8,000	Janus Capital Group, Inc. (b)	194,240
22,500	Pzena Investment Management, Inc. (b)	213,300
25,000	Sanders Morris Harris Group, Inc. (b)	216,250
5,000	Stifel Financial Corp. (a)	249,500
		1,063,190
	Chemicals – 3.01%
2,900	FMC Corp. (b)	149,031
4,000	Koppers Holdings, Inc.	149,640
13,500	Zep, Inc.	238,140
		536,811
	Commercial Banks – 2.80%
13,000	Marshall & Ilsley Corp. (b)	261,950
23,000	Synovus Financial Corp. (b)	238,050
		500,000
	Commercial Services & Supplies – 3.05%
12,500	Duff & Phelps Corp. - Class A (a)(b)	262,875
12,000	PHH Corp. (a)(b)	159,480
8,000	United Rentals, Inc. (a)	121,920
		544,275
	Computers & Peripherals – 0.87%
8,000	Teradata Corp. (a)	156,000
	Construction & Engineering – 9.65%
8,000	ABB Ltd. - ADR (b)	155,200
7,000	AECOM Technology Corp. (a)	171,080
9,500	Chicago Bridge & Iron Co.	182,780
4,500	Foster Wheeler Ltd. (a)	162,495
5,000	Granite Construction, Inc. (b)	179,100
25,000	Great Lakes Dredge & Dock Corp.	157,750
8,000	McDermott International, Inc. (a)	204,400
16,000	Orion Marine Group, Inc. (a)	167,840
7,000	Quanta Services, Inc. (a)(b)	189,070
5,000	The Shaw Group, Inc. (a)	153,650
		1,723,365
	Construction Materials – 1.87%
1,700	Martin Marietta Materials, Inc. (b)	190,366
3,500	Texas Industries, Inc. (b)	143,010
		333,376
	Consumer Finance – 1.08%
14,000	Discover Financial Services (b)	193,480
	Containers & Packaging – 2.21%
5,000	AptarGroup, Inc.	195,550
13,000	Temple-Inland, Inc.	198,380
		393,930
	Diversified Financial Services – 1.02%
4,000	Leucadia National Corp.	181,760
	Diversified Telecommunication Services – 1.21%
25,000	Fairpoint Communications, Inc. (b)	216,750

The accompanying notes are an integral part of these financial statements.

KEELEY Small-Mid Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2008

Shares		Value
	Electric Utilities – 1.94%
3,500	ITC Holdings Corp. (b)	$181,195
7,000	Portland General Electric Co.	165,620
		346,815
	Electrical Equipment – 4.89%
5,000	Acuity Brands, Inc. (b)	208,800
4,500	AMETEK, Inc.	183,465
10,500	Chase Corp.	131,250
40,000	Magnetek, Inc. (a)	162,000
4,800	Thomas & Betts Corp. (a)	187,536
		873,051
	Energy Equipment & Services – 4.46%
5,000	Halliburton Co.	161,950
7,000	Helix Energy Solutions Group, Inc. (a)(b)	169,960
4,000	Helmerich & Payne, Inc.	172,760
7,000	Tesco Corp. (a)	146,580
5,500	Willbros Group, Inc. (a)(b)	145,750
		797,000
	Food & Staples Retailing – 0.94%
5,000	CVS Caremark Corp.	168,300
	Health Care Equipment & Supplies – 1.05%
3,500	Covidien Ltd.	188,160
	Health Care Providers & Services – 1.43%
9,000	Air Methods Corp. (a)	254,790
	Hotels, Restaurants & Leisure – 4.05%
7,500	Gaylord Entertainment Co. (a)(b)	220,275
6,500	Orient-Express Hotels Ltd. (b)	156,845
4,500	Vail Resorts, Inc. (a)(b)	157,275
12,000	Wyndham Worldwide Corp.	188,520
		722,915
	Household Durables – 1.03%
3,500	Snap-On, Inc.	184,310
	Independent Power Producers & Energy Traders – 1.02%
14,000	Calpine Corp. (a)	182,000
	Industrial Conglomerates – 0.80%
3,000	Walter Industries, Inc.	142,350
	Insurance – 1.01%
7,500	Covanta Holding Corp. (a)(b)	179,550
	Investment Banking – 1.10%
11,000	Calamos Asset Management, Inc. (b)	197,120
	IT Services – 2.03%
11,000	Broadridge Financial Solutions, Inc.	169,290
10,000	Metavante Technologies, Inc.	192,600
		361,890
	Machinery – 18.54%
3,500	Bucyrus International, Inc. - Class A	156,380
11,000	Colfax Corp. (a)(b)	183,810
4,000	Dover Corp. (b)	162,200
5,000	EnPro Industries, Inc. (a)(b)	185,800
2,000	Flowserve Corp.	177,540
9,500	Greenbrier Companies, Inc. (b)	185,345
4,300	Harsco Corp.	159,917
16,000	John Bean Technologies Corp. (a)	202,560
3,500	Joy Global, Inc.	157,990
9,000	Key Technology, Inc. (a)	213,300
5,000	L.B. Foster Co. (a)	152,100
11,000	Manitowoc Co. (b)	171,050
10,000	Mueller Water Products, Inc. - Class A (b)	89,800
8,500	Mueller Water Products, Inc. - Class B	55,250

The accompanying notes are an integral part of these financial statements.

KEELEY Small-Mid Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2008

Shares		Value
	Machinery (continued)
18,000	Portec Rail Products, Inc.	$150,840
6,000	Tennant Co. (b)	205,560
6,500	Terex Corp. (a)(b)	198,380
6,500	Timken Co.	184,275
8,000	Titan Machy, Inc. (a)	166,480
6,000	Trinity Industries, Inc. (b)	154,380
		3,312,957
	Metals & Mining – 2.87%
10,500	Commercial Metals Co.	177,345
3,500	Haynes International, Inc. (a)	163,905
4,000	Kaiser Aluminum Corp.	171,800
		513,050
	Multiline Retail – 0.93%
18,000	Saks, Inc. (a)(b)	166,500
	Oil, Gas & Consumable Fuels – 8.70%
6,500	Atlas Energy Resources LLC	167,700
15,500	Brigham Exploration Co. (a)(b)	170,345
3,000	Consol Energy, Inc. (b)	137,670
10,000	EXCO Resources, Inc. (a)	163,200
5,000	Patriot Coal Corp. (a)(b)	145,250
3,000	Penn Virginia Corp. (b)	160,320
7,000	Petrohawk Energy Corp. (a)	151,410
3,000	Pioneer Natural Resources Co. (b)	156,840
4,400	Plains Exploration & Production Co. (a)	154,704
7,500	Sandridge Energy, Inc. (a)	147,000
		1,554,439
	Real Estate – 0.95%
11,500	Forestar Real Estate Group, Inc. (a)	169,625
	Road & Rail – 1.92%
5,000	Genesee & Wyoming, Inc. (a)(b)	187,600
3,500	Kansas City Southern (a)	155,260
		342,860
	Textiles, Apparel & Luxury Goods – 0.91%
7,500	Hanesbrands, Inc. (a)(b)	163,125
	Thrifts & Mortgage Finance – 1.01%
11,500	First Niagara Financial Group, Inc.	181,125
	Total Common Stocks
	(Cost $20,075,671)	$17,554,834

	EXCHANGE-TRADED FUNDS – 1.87%
	Specialty – Natural Resources – 1.87%
5,000	PowerShares DB Agriculture Fund Trust	$151,050
5,500	United States Natural Gas Fund, LP (a)(b)	183,260
	Total Exchange-Traded Funds
	(Cost $488,408)	$334,310

The accompanying notes are an integral part of these financial statements.

KEELEY Small-Mid Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2008

Principal
Amount		Value
	INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM
	SECURITIES LENDING – 10.60%
1,894,155	Mount Vernon Securities Lending Portfolio	$1,894,155
	Total Investments Purchased with Cash Proceeds From Securities Lending
	(Cost $1,894,155)	$1,894,155

	SHORT TERM INVESTMENTS – 1.64%
	U.S. Treasury Bills – 1.64%
293,000	United States Treasury Bill, 0.47%, 01/29/2009 (c)	$292,070
	Total Short Term Investments
	(Cost $292,501)	$292,070

	Total Investments – 112.38%
	(Cost $22,750,735)	$20,075,369
	Liabilities in Excess of Other Assets – (12.38)%	(2,212,006)
	TOTAL NET ASSETS – 100.00%	$17,863,363

	Percentages are stated as a percent of net assets.

	ADR - American Depository Receipt

	(a) Non Income Producing

	(b) All or a portion of security is out on loan.

	(c) Rates shown are the effective yields based on the purchase price. The calculation assumes the security is held to maturity

The accompanying notes are an integral part of these financial statements.

KEELEY Mid Cap Value Fund
SCHEDULE OF INVESTMENTS
September 30, 2008

Shares		Value
	COMMON STOCKS – 99.98%
	Aerospace & Defense – 1.26%
95,000	KBR, Inc.	$1,450,650
	Auto Components – 1.94%
63,000	WABCO Holdings, Inc.	2,239,020
	Beverages – 2.76%
120,000	Dr. Pepper Snapple Group, Inc. (a)	3,177,600
	Capital Markets – 2.11%
100,000	Janus Capital Group, Inc. (b)	2,428,000
	Chemicals – 3.38%
59,500	Ashland, Inc. (b)	1,739,780
42,000	FMC Corp. (b)	2,158,380
		3,898,160
	Commercial Banks – 2.52%
280,000	Synovus Financial Corp. (b)	2,898,000
	Commercial Services & Supplies – 2.12%
40,000	The Brink’s Co.	2,440,800
	Computers & Peripherals – 4.16%
109,000	NCR Corp. (a)(b)	2,403,450
122,500	Teradata Corp. (a)	2,388,750
		4,792,200
	Construction & Engineering – 10.23%
85,500	AECOM Technology Corp. (a)	2,089,620
77,000	Chicago Bridge & Iron Co.	1,481,480
54,000	Foster Wheeler Ltd. (a)	1,949,940
67,000	McDermott International, Inc. (a)	1,711,850
105,000	Quanta Services, Inc. (a)(b)	2,836,050
56,000	The Shaw Group, Inc. (a)(b)	1,720,880
		11,789,820
	Construction Materials – 3.89%
24,500	Martin Marietta Materials, Inc. (b)	2,743,510
42,500	Texas Industries, Inc. (b)	1,736,550
		4,480,060
	Containers & Packaging – 2.16%
63,500	AptarGroup, Inc. (b)	2,483,485
	Diversified Financial Services – 2.19%
55,500	Leucadia National Corp.	2,521,920
	Diversified Telecommunication Services – 2.38%
238,000	Frontier Communications Corp. (b)	2,737,000
	Electric Utilities – 1.80%
56,500	Allegheny Energy, Inc.	2,077,505
	Electrical Equipment – 4.17%
54,500	AMETEK, Inc.	2,221,965
66,000	Thomas & Betts Corp. (a)(b)	2,578,620
		4,800,585
	Energy Equipment & Services – 3.79%
45,000	FMC Technologies, Inc. (a)(b)	2,094,750
52,500	Helmerich & Payne, Inc.	2,267,475
		4,362,225
	Hotels, Restaurants & Leisure – 2.10%
154,000	Wyndham Worldwide Corp.	2,419,340
	Household Durables – 4.71%
126,000	Leggett & Platt, Inc. (b)	2,745,540
51,000	Snap-On, Inc.	2,685,660
		5,431,200
	Independent Power Producers & Energy Traders – 1.76%
156,000	Calpine Corp. (a)	2,028,000
	Industrial Conglomerates – 1.40%
34,000	Walter Industries, Inc.	1,613,300
	Insurance – 2.06%
97,500	Covanta Holding Corp. (a)(b)	2,334,150
1,500	HCC Insurance Holdings, Inc. (a)	40,500
		2,374,650

The accompanying notes are an integral part of these financial statements.

KEELEY Mid Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2008

Shares		Value
	IT Services – 3.82%
126,000	Broadridge Financial Solutions, Inc.	$1,939,140
127,500	Metavante Technologies, Inc. (a)	2,455,650
		4,394,790
	Machinery – 14.36%
56,000	Dover Corp. (b)	2,270,800
49,500	Harsco Corp.	1,840,905
77,000	IDEX Corp.	2,388,540
42,000	ITT Corp. (b)	2,335,620
45,500	Joy Global, Inc.	2,053,870
95,000	Manitowoc Co.	1,477,250
58,000	Terex Corp. (a)(b)	1,770,160
85,000	Timken Co.	2,409,750
		16,546,895
	Metals & Mining – 1.33%
91,000	Commercial Metals Co.	1,536,990
	Oil, Gas & Consumable Fuels – 9.68%
33,000	Consol Energy, Inc. (b)	1,514,370
51,000	Pioneer Natural Resources Co. (b)	2,666,280
50,500	Plains Exploration & Production Co. (a)	1,775,580
92,000	Quicksilver Resources, Inc. (a)(b)	1,805,960
49,000	Range Resources Corp.	2,100,630
66,000	Sandridge Energy, Inc. (a)	1,293,600
		11,156,420
	Real Estate – 1.47%
115,000	Forestar Real Estate Group, Inc. (a)	1,696,250
	Road & Rail – 2.27%
59,000	Kansas City Southern (a)	2,617,240
	Textiles, Apparel & Luxury Goods – 1.76%
93,100	Hanesbrands, Inc. (a)	2,024,925
	Thrifts & Mortgage Finance – 2.40%
150,000	Hudson City Bancorp, Inc. (b)	2,767,500
	Total Common Stocks
	(Cost $128,715,188)	$115,184,530

The accompanying notes are an integral part of these financial statements.

KEELEY Mid Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2008

Principal
Amount		Value
	INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM
	SECURITIES LENDING – 12.54%
14,443,901	Mount Vernon Securities Lending Portfolio	$14,443,901
	Total Investments Purchased with Cash Proceeds From Securities Lending
	(Cost $14,443,901)	$14,443,901

	Total Investments – 112.52%
	(Cost $143,159,089)	$129,628,431
	Liabilities in Excess of Other Assets – (12.52)%	(14,422,100)
	TOTAL NET ASSETS – 100.00%	$115,206,331

	Percentages are stated as a percent of net assets.

	(a) Non Income Producing.

	(b) All or a portion of security is out on loan.

The accompanying notes are an integral part of these financial statements.

KEELEY All Cap Value Fund
SCHEDULE OF INVESTMENTS
September 30, 2008

Shares		Value
	COMMON STOCKS – 98.95%
	Aerospace & Defense – 2.39%
53,500	Hexcel Corp. (a)	$732,415
23,500	Honeywell International, Inc.	976,425
50,000	KBR, Inc.	763,500
		2,472,340
	Auto Components – 0.82%
24,000	WABCO Holdings, Inc.	852,960
	Beverages – 1.28%
50,000	Dr. Pepper Snapple Group, Inc. (a)	1,324,000
	Capital Markets – 3.98%
24,000	Ameriprise Financial, Inc.	916,800
92,663	Epoch Holding Corp. (b)	977,595
65,000	Pzena Investment Management, Inc. (b)	616,200
32,000	Stifel Financial Corp. (a)(b)	1,596,800
		4,107,395
	Chemicals – 4.46%
31,000	Ashland, Inc. (b)	906,440
17,000	FMC Corp. (b)	873,630
110,000	ICO, Inc. (a)(b)	617,100
26,000	Koppers Holdings, Inc.	972,660
70,000	Zep, Inc.	1,234,800
		4,604,630
	Commercial Banks – 2.56%
71,000	Marshall & Ilsley Corp. (b)	1,430,650
117,500	Synovus Financial Corp. (b)	1,216,125
		2,646,775
	Commercial Services & Supplies – 3.43%
16,000	The Brink’s Co.	976,320
56,000	Duff & Phelps Corp. - Class A (a)(b)	1,177,680
91,000	Hill International, Inc. (a)	1,260,350
8,000	United Rentals, Inc. (a)	121,920
		3,536,270
	Computers & Peripherals – 1.83%
43,000	NCR Corp. (a)(b)	948,150
48,000	Teradata Corp. (a)	936,000
		1,884,150
	Construction & Engineering – 9.13%
52,000	ABB Ltd. - ADR (b)	1,008,800
38,500	AECOM Technology Corp. (a)	940,940
43,000	Chicago Bridge & Iron Co.	827,320
28,000	Foster Wheeler Ltd. (a)	1,011,080
124,000	Furmanite Corporation (a)	1,282,160
138,000	Great Lakes Dredge & Dock Corp.	870,780
46,000	Integrated Electrical Services, Inc. (a)(b)	807,760
34,000	McDermott International, Inc. (a)	868,700
86,000	Orion Marine Group, Inc. (a)	902,140
29,500	The Shaw Group, Inc. (a)	906,535
		9,426,215
	Construction Materials – 1.92%
10,000	Martin Marietta Materials, Inc. (b)	1,119,800
21,000	Texas Industries, Inc. (b)	858,060
		1,977,860
	Consumer Finance – 1.04%
77,500	Discover Financial Services (b)	1,071,050
	Containers & Packaging – 2.28%
26,200	AptarGroup, Inc.	1,024,682
87,000	Temple-Inland, Inc.	1,327,620
		2,352,302
	Diversified Financial Services – 2.19%
30,000	JPMorgan Chase & Co.	1,401,000
22,000	NYSE Euronext, Inc.	861,960
		2,262,960

The accompanying notes are an integral part of these financial statements.

KEELEY All Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2008

Shares		Value
	Diversified Telecommunication Services – 1.00%
90,000	Frontier Communications Corp. (b)	$1,035,000
	Electric Utilities – 1.12%
26,000	ALLETE, Inc.	1,157,000
	Electrical Equipment – 3.01%
25,000	Acuity Brands, Inc. (b)	1,044,000
230,000	Magnetek, Inc. (a)	931,500
26,500	Regal Beloit Corp.	1,126,780
		3,102,280
	Energy Equipment & Services – 2.66%
29,000	Halliburton Co.	939,310
43,200	Tesco Corp. (a)	904,608
34,000	Willbros Group, Inc. (a)(b)	901,000
		2,744,918
	Food & Staples Retailing – 0.98%
30,000	CVS Caremark Corp.	1,009,800
	Food Products – 1.03%
21,000	The J. M. Smucker Co. (b)	1,064,490
	Health Care Equipment & Supplies – 1.28%
24,500	Covidien Ltd.	1,317,120
	Health Care Providers & Services – 1.98%
38,000	Air Methods Corp. (a)	1,075,780
18,000	McKesson Corp. (b)	968,580
		2,044,360
	Hotels, Restaurants & Leisure – 1.63%
30,000	Orient-Express Hotels Ltd. (b)	723,900
61,000	Wyndham Worldwide Corp.	958,310
		1,682,210
	Household Durables – 1.20%
23,500	Snap-On, Inc.	1,237,510
	Independent Power Producers & Energy Traders – 0.87%
69,000	Calpine Corp. (a)	897,000
	Industrial Conglomerates – 2.67%
26,000	Textron, Inc.	761,280
26,500	Tyco International Ltd.	928,030
22,500	Walter Industries, Inc.	1,067,625
		2,756,935
	IT Services – 3.02%
58,500	Broadridge Financial Solutions, Inc.	900,315
48,500	Metavante Technologies, Inc.	934,110
52,000	Western Union Co. (b)	1,282,840
		3,117,265
	Machinery – 15.20%
67,000	Altra Holdings, Inc. (a)	988,920
44,000	American Railcar Industries, Inc. (b)	705,760
23,000	Badger Meter, Inc. (b)	1,079,850
60,000	Colfax Corp. (a)(b)	1,002,600
31,500	Crane Co. (b)	935,865
25,500	Dover Corp. (b)	1,034,025
25,500	Harsco Corp.	948,345
17,500	ITT Corp.	973,175
23,000	Joy Global, Inc.	1,038,220
36,000	Key Technology, Inc. (a)	853,200
27,500	L.B. Foster Co. (a)	836,550
51,000	Manitowoc Co. (b)	793,050
44,000	Mueller Water Products, Inc. - Class A (b)	395,120
59,000	Mueller Water Products, Inc. - Class B	383,500
92,000	Portec Rail Products, Inc.	770,960
46,000	Tecumseh Products Co. (a)	1,151,840
27,000	Terex Corp. (a)(b)	824,040

The accompanying notes are an integral part of these financial statements.

KEELEY All Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2008

Shares		Value
	Machinery (continued)
34,000	Timken Co.	$963,900
300	Westinghouse Air Brake Technologies Corp.	15,369
		15,694,289
	Metals & Mining – 4.53%
40,000	AMCOL International Corp.	1,250,400
50,000	Commercial Metals Co.	844,500
18,500	Haynes International, Inc. (a)	866,355
19,000	Kaiser Aluminum Corp.	816,050
20,000	Peabody Energy Corp. (b)	900,000
		4,677,305
	Multiline Retail – 1.81%
90,000	Dillard’s Inc. (b)	1,062,000
87,000	Saks, Inc. (a)(b)	804,750
		1,866,750
	Multi-Utilities – 0.75%
31,500	NRG Energy, Inc. (a)(b)	779,625
	Oil, Gas & Consumable Fuels – 10.56%
30,000	Atlas Energy Resources LLC	774,000
82,000	Brigham Exploration Co. (a)(b)	901,180
22,000	Comstock Resources, Inc. (a)	1,101,100
30,000	Continental Resources, Inc. (a)	1,176,900
56,000	EXCO Resources, Inc. (a)	913,920
22,000	Goodrich Petroleum Corp. (a)(b)	958,980
29,000	Patriot Coal Corp. (a)(b)	842,450
55,000	Petrohawk Energy Corp. (a)	1,189,650
72,000	Rex Energy Corporation (a)	1,134,720
38,000	Sandridge Energy, Inc. (a)	744,800
38,000	Southwestern Energy Co. (a)	1,160,520
		10,898,220
	Real Estate – 0.88%
61,502	Forestar Real Estate Group, Inc. (a)	907,154
	Road & Rail – 2.41%
34,000	Genesee & Wyoming, Inc. (a)(b)	1,275,680
17,000	Union Pacific Corp.	1,209,720
		2,485,400
	Specialty Retail – 1.08%
130,000	Sally Beauty Holdings, Inc. (a)(b)	1,118,000
	Textiles, Apparel & Luxury Goods – 0.87%
41,500	Hanesbrands, Inc. (a)(b)	902,625
	Thrifts & Mortgage Finance – 1.10%
72,000	First Niagara Financial Group, Inc. (b)	1,134,000
	Total Common Stocks
	(Cost $113,386,694)	$102,148,163

	EXCHANGE-TRADED FUNDS – 0.64%
	Specialty – Natural Resources – 0.64%
22,000	PowerShares DB Agriculture Fund Trust (b)	$664,620
	Total Exchange-Traded Funds
	(Cost $879,017)	$664,620

The accompanying notes are an integral part of these financial statements.

KEELEY All Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2008

Principal
Amount		Value
	INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM
	SECURITIES LENDING – 10.61%
10,957,698	Mount Vernon Securities Lending Portfolio	$10,957,698
	Total Investments Purchased with Cash Proceeds From Securities Lending (Cost $10,957,698)	$10,957,698

	SHORT TERM INVESTMENTS – 0.14%
	U.S. Treasury Bills – 0.14%
142,000	United States Treasury Bill, 0.92%, 01/29/2009 (b) (c)	$141,549
	Total Short Term Investments (Cost $141,573)	$141,549

	Total Investments – 110.34% (Cost $125,364,982)	$113,912,030
	Liabilities in Excess of Other Assets – (10.34)%	(10,677,711)
	TOTAL NET ASSETS – 100.00%	$103,234,319

	Percentages are stated as a percent of net assets. ADR - American Depository Receipt

	(a)	Non Income Producing

	(b)	All or a portion of security is out on loan.

	(c)	Rates shown are the effective yields based on the purchase price. The calculation assumes the security is held to maturity.

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.
STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2008

		Small-Mid
	Small Cap	Cap Value	Mid Cap	All Cap
	Value Fund	Fund	Value Fund	Value Fund
ASSETS:
Investments, at value(1)
Unaffiliated issuers	$5,392,168,856	$20,075,369	$129,628,431	$113,912,030
Affiliated issuers	2,105,039,119	—	—	—
Cash	149,026	—	2,970	1,490
Receivable for investments sold	10,794,224	19,020	378,461	1,155,110
Receivable for securities lending collateral sold(3)	78,891,656	—	—	—
Receivable for shares issued	33,115,561	55,490	586,545	171,490
Dividends and interest receivable	8,169,474	16,738	88,499	162,952
Prepaid expenses and other assets	1,192,760	20,601	35,993	33,676
Total Assets	7,629,520,676	20,187,218	130,720,899	115,436,748
LIABILITIES:
Payable for investments purchased	14,653,742	348,104	288,074	976,038
Payable for shares redeemed	23,093,697	39,333	414,340	105,633
Payable upon return of securities on loan	1,113,127,640	1,894,155	14,443,901	10,957,698
Payable on line of credit	—	—	177,000	—
Payable to Custodian	—	6,465	—	—
Payable to Adviser	5,233,111	4,332	93,705	90,693
Accrued 12b-1 fees - Class A	1,219,135	2,748	23,855	16,694
Other accrued expenses	2,215,849	28,718	73,693	55,673
Total Liabilities	1,159,543,174	2,323,855	15,514,568	12,202,429
NET ASSETS	$6,469,977,502	$17,863,363	$115,206,331	$103,234,319
NET ASSETS CONSIST OF:
Capital stock	$6,671,606,339	$21,141,551	$139,371,607	$122,560,395
Accumulated undistributed net investment income	1,022,798	3,050	—	23,570
Accumulated undistributed net realized loss on
investments	(10,434,518)	(605,872)	(10,634,618)	(7,896,694)
Net unrealized depreciation on investments	(192,217,117)	(2,675,366)	(13,530,658)	(11,452,952)
NET ASSETS	$6,469,977,502	$17,863,363	$115,206,331	$103,234,319
CAPITAL STOCK, $0.0001 par value
Class A Shares
Authorized	500,000,000	100,000,000	100,000,000	100,000,000
Issued and outstanding	258,052,430	1,573,070	10,452,067	8,345,593
NET ASSETS	$6,225,830,589	$14,096,159	$108,954,474	$85,733,096
NET ASSET VALUE AND REDEMPTION
PRICE PER SHARE	$24.13	$8.96	$10.42	$10.27
MAXIMUM OFFERING PRICE
PER SHARE(2)	$25.27	$9.38	$10.91	$10.75
Class I Shares
Authorized	100,000,000	100,000,000	100,000,000	100,000,000
Issued and outstanding	10,098,342	419,444	598,086	1,700,314
NET ASSETS	$244,146,913	$3,767,204	$6,251,857	$17,501,223
NET ASSET VALUE AND REDEMPTION
PRICE PER SHARE	$24.18	$8.98	$10.45	$10.29

(1) Cost of Investments
Unaffiliated issuers	$5,331,533,660	$22,750,735	$143,159,089	$125,364,982
Affiliated issuers	2,357,891,432	—	—	—
(2)	Includes a sales load of 4.50% (see Note 7).

(3)

On September 16, 2008, the Fund executed a request to redeem its securities lending cash collateral invested in the Reserve Primary Fund. The Reserve Primary Fund had not honored this request in full and is subject to a variety of private lawsuits, as well as SEC investigation and oversight. Although the Fund received over half of this receivable on October 31, 2008, it is possible that the Fund may not receive back all of the remaining securities lending cash collateral in the Reserve Primary Fund (see note 2f).

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.
STATEMENTS OF OPERATIONS
For the Year Ended September 30, 2008

		Small-Mid
	Small Cap	Cap Value	Mid Cap	All Cap
	Value Fund	Fund	Value Fund	Value Fund
INVESTMENT INCOME:
Dividend income
Unaffiliated issuers	$34,718,909	$114,800	$1,471,530	$1,241,034
Affiliated issuers	20,884,618	—	—	—
Less: Foreign withholding tax	(23,591)	(84)	(1,127)	(518)
Interest income	1,450,259	3,912	41,726	46,590
Securities Lending Income	5,023,671	9,004	72,894	68,019
Other Income	1,575	—	62	170
Total Investment Income	62,055,441	127,632	1,585,085	1,355,295

EXPENSES:
Investment advisory fees	57,320,621	112,360	1,304,612	1,065,520
12b-1 fees - Class A	15,450,522	21,809	320,898	236,280
Transfer agent fees and expenses	6,139,479	10,012	105,234	83,412
Federal and state registration fees	340,488	10,700	50,551	43,599
Audit Expense	80,162	23,119	13,164	12,918
Fund accounting and administration fees	1,225,982	5,903	27,963	25,166
Directors’ fees	481,832	1,606	11,983	9,666
Custody fees	466,273	6,197	14,534	16,609
Reports to shareholders	973,593	1,759	26,808	20,089
Interest Expense	116,415	727	10,977	3,117
Offering Costs	—	20,472	—	—
Other	669,138	894	15,100	12,877
Total expenses before reimbursement	83,264,505	215,558	1,901,824	1,529,253
Reimbursement of expenses by Advisor	—	(64,994)	(80,245)	(73,176)
NET EXPENSES	83,264,505	150,564	1,821,579	1,456,077

NET INVESTMENT LOSS	(21,209,064)	(22,932)	(236,494)	(100,782)

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
Net realized gain/(loss) on investments	5,381,171	(603,331)	(8,343,411)	(6,726,378)
Change in net unrealized depreciation on
investments	(1,096,333,452)	(3,088,941)	(35,134,206)	(20,694,565)
Net increase from payments by affiliates	3,429,299	—	—	—
Net Loss on Investments	(1,087,522,982)	(3,692,272)	(43,477,617)	(27,420,943)
NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$(1,108,732,046)	$(3,715,204)	$(43,714,111)	$(27,521,725)

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.
STATEMENTS OF CHANGES IN NET ASSETS

	Small Cap Value Fund

	Year Ended	Year Ended
	September 30,	September 30,
	2008	2007
OPERATIONS:
Net investment loss	$(21,209,064)	$(24,730,497)
Net realized gain/(loss) on investments	5,381,171	149,910,416
Change in net unrealized appreciation on investments	(1,096,333,452)	658,857,690
Net increase from payments by affiliates	3,429,299	—
Net increase/(decrease) in net assets resulting from operations	(1,108,732,046)	784,037,609

DISTRIBUTIONS:
Net investment income - Class A	—	—
Net investment income - Class I	—	—
Net realized gains - Class A	(138,843,405)	(34,902)
Tax return of capital - Class A	(8,530)	—
Total Distributions	(138,851,935)	(34,902)

CAPITAL STOCK TRANSACTIONS:
Class A Shares
Proceeds from shares issued	3,696,878,347	2,920,915,219
Proceeds from distributions reinvested	127,617,365	32,024
Cost of shares redeemed	(1,983,365,444)	(867,004,922)
Net increase from capital stock transactions	1,841,130,268	2,053,942,321

Class I Shares
Proceeds from shares issued	304,946,831	—
Proceeds from distributions reinvested	—	—
Cost of shares redeemed	(20,300,545)	—
Net increase from capital stock transactions	284,646,286	—

TOTAL INCREASE IN NET ASSETS	878,192,543	2,837,945,028

NET ASSETS:
Beginning of period	5,591,784,929	2,753,839,901
End of period	$6,469,977,502	$5,591,784,929
Accumulated undistributed net investment income/(loss)	$1,022,798	$—

CAPITAL SHARE TRANSACTIONS:
Class A Shares
Shares Sold	133,179,417	106,925,545
Issued to shareholder in reinvestment of dividends	4,644,111	1,216
Shares redeemed	(72,918,376)	(32,004,504)
Net increase decrease from capital stock transactions	64,905,152	74,922,257
Class I Shares
Shares Sold	10,857,143	—
Issued to shareholder in reinvestment of dividends	—	—
Shares redeemed	(758,801)	—
Net increase decrease from capital stock transactions	10,098,342	—

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

Small-Mid Cap Value Fund		Mid Cap Value Fund		All Cap Value Fund
	Period from
	August 15, 2007
	(Commencement
Year Ended	of Operations) to	Year Ended	Year Ended	Year Ended	Year Ended
September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
2008	2007	2008	2007	2008	2007

$(22,932)	$(2,093)	$(236,494)	$(348,475)	$(100,782)	$(238,263)
(603,331)	(2,541)	(8,343,411)	(913,334)	(6,726,378)	(979,339)
(3,088,941)	413,575	(35,134,206)	20,689,110	(20,694,565)	9,346,247
—	—	—	—	—	—
(3,715,204)	408,941	(43,714,111)	19,427,301	(27,521,725)	8,128,645

(5,743)	—	—	—	—	—
(3,879)	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	(6,639)
(9,622)	—	—	—	—	(6,639)

16,125,248	3,371,475	91,216,775	56,612,303	62,229,125	58,739,310
5,393	—	—	—	—	5,943
(2,863,633)	—	(48,919,760)	(21,980,154)	(29,373,221)	(4,805,746)
13,267,008	3,371,475	42,297,015	34,632,149	32,855,904	53,939,507

4,374,544	1,000,000	8,374,604	—	24,809,033	—
3,879	—	—	—	—	—
(837,658)	—	(323,143)	—	(3,898,836)	—
3,540,765	1,000,000	8,051,461	—	20,910,197	—

13,082,947	4,780,416	6,634,365	54,059,450	26,244,376	62,061,513

4,780,416	—	108,571,966	54,512,516	76,989,943	14,928,430
$17,863,363	$4,780,416	$115,206,331	$108,571,966	$103,234,319	$76,989,943
$3,050	$(2,093)	$—	$—	$23,570	$—

1,509,790	336,925	6,671,417	4,277,414	4,868,250	4,721,352
491	—	—	—	—	524
(274,136)	—	(3,899,050)	(1,741,312)	(2,355,012)	(393,292)
1,236,145	336,925	2,772,367	2,536,102	2,513,238	4,328,584

407,358	100,000	626,472	—	2,016,029	—
353	—	—	—	—	—
(88,267)	—	(28,386)	—	(315,715)	—
319,444	100,000	598,086	—	1,700,314	—

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
KEELEY Small Cap Value Fund

	Year Ended September 30,
	2008	2007	2006	2005	2004
CLASS A
PER SHARE
DATA (1)
Net asset value,
beginning of
period	$28.95	$23.29	$21.73	$16.98	$12.44

Income from
investment
operations:
Net investment loss	(0.08)	(0.13)	(0.07)	(0.06)	(0.06)
Net realized and
unrealized
gains/(loss) on
investments	(4.08)	5.79	2.04	5.41	4.60
Net increase from
payments by
affiliates	0.01	—	—	—	—
Total from
investment
operations	(4.16)	5.66	1.97	5.35	4.54

Less distributions:
Tax return capital	— (2)	—	—	—	—
Net realized gains	(0.67)	— (2)	(0.41)	(0.60)	—
Net asset value,
end of period	$24.13	$28.95	$23.29	$21.73	$16.98

Total return (3)	(14.64)%	24.30%	8.25%	32.37%	36.45%

Supplemental data
and ratios:
Net assets, end of
period (in 000’s)	$6,225,831	$5,591,785	$2,753,840	$850,184	$206,976
Ratio of expenses to
average net assets	1.33%	1.33%	1.39%	1.52%	1.64%
Ratio of net
investment loss
to average net
assets	(0.35)%	(0.58)%	(0.47)%	(0.50)%	(0.57)%
Portfolio turnover
rate	17.27%	29.60%	17.58%	22.93%	29.63%

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS (Continued)
KEELEY Small Cap Value Fund

	Period from
	December 31, 2007
	(Commencement
	of Operations) to
	September 30, 2008
CLASS I
PER SHARE DATA (4)
Net asset value, beginning of period	$27.28

Income from investment operations:
Net investment income	0.02
Net realized and unrealized loss on investments	(3.13)
Net increase from payments by affiliates	0.01
Total from investment operations	(3.11)

Less distributions:
Net realized gains	—
Net asset value, end of period	$24.18

Total return	(11.40	)% (5)

Supplemental data and ratios:
Net assets, end of period (in 000’s)	$244,147
Ratio of expenses to average net assets	1.12	% (6)
Ratio of net investment income to average net assets	0.21	% (6)
Portfolio turnover rate	17.27	% (5)

(1)

Per share data is for a share outstanding during the period. On July 10, 2006, the Board of Directors of the predecessor of the Fund, The Keeley Small Cap Value Fund Inc., declared a 2 for 1 stock split of that fund’s shares, which subsequently were re-named Class A shares. As a result of the split, each share was converted into two shares on that date. Per share data for all periods is for a share outstanding throughout the period reflecting the impact of the stock split.

(2)	Amount calculated is less than $0.005 per share.

(3)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7).

(4)	Per share data is for a share outstanding throughout the period.

(5)	Not annualized.

(6)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
KEELEY Small-Mid Cap Value Fund

			Period from
			August 15, 2007
			(Commencement
			of Operations) to
	Year Ended		September 30,
	September 30, 2008		2007
CLASS A
PER SHARE DATA (1)
Net asset value, beginning of period	$10.94		$10.00

Income from investment operations:
Net investment loss	—	(6)	(0.01)
Net realized and unrealized gains/(loss) on investments	(1.97)		0.95
Total from investment operations	(1.97)		0.94

Less distributions:
Net investment income	(0.01)		—
Net asset value, end of period	$8.96		$10.94

Total return (2)	(18.01)%		9.40	% (3)

Supplemental data and ratios:
Net assets, end of period (in 000’s)	$14,096		$3,685
Ratio of expenses to average net assets
Before reimbursement of expenses by Adviser	1.97	% (4)	11.79	% (5)
After reimbursement of expenses by Adviser	1.40	% (4)	1.39	% (5)
Ratio of net investment loss to average net assets
Before reimbursement of expenses by Adviser	(0.85)%		(10.88	)% (5)
After reimbursement of expenses by Adviser	(0.28)%		(0.49	)% (5)
Portfolio turnover rate	10.57%		0.91	% (3)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS (Continued)
KEELEY Small-Mid Cap Value Fund

			Period from
			August 15, 2007
			(Commencement
			of Operations) to
	Year Ended		September 30,
	September 30, 2008		2007
CLASS I
PER SHARE DATA (1)
Net asset value, beginning of period	$10.95		$10.00

Income from investment operations:
Net investment income	0.02		—	(6)
Net realized and unrealized gains/(loss) on investments	(1.97)		0.95
Total from investment operations	(1.95)		0.95

Less distributions:
Net investment income	(0.02)		—
Net asset value, end of period	$8.98		$10.95

Total return	(17.84)%		9.50	% (3)

Supplemental data and ratios:
Net assets, end of period (in 000’s)	$3,767		$1,095
Ratio of expenses to average net assets
Before reimbursement of expenses by Adviser	1.75	% (4)	10.97	% (5)
After reimbursement of expenses by Adviser	1.15	% (4)	1.14	% (5)
Ratio of net investment income/(loss) to average net assets
Before reimbursement of expenses by Adviser	(0.56)%		(10.01	)% (5)
After reimbursement of expenses by Adviser	0.05%		(0.18	)% (5)
Portfolio turnover rate	10.57%		0.91	% (3)

(1)	Per share data is for a share outstanding throughout the period.

(2)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7).

(3)	Not annualized.

(4)

The ratio of expenses to average net assets includes interest expense, which is excluded for purposes of calculating the expense reimbursement (see Note 3). The before expense reimbursement and after expense reimbursement ratios, excluding interest expense for Class A shares were 1.96% and 1.39%, respectively, and for Class I shares were 1.75% and 1.14%, respectively, for the year ended September 30, 2008.

(5)	Annualized.

(6)	Amount calculated is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
KEELEY Mid Cap Value Fund

						Period from
						August 15, 2005
						(Commencement
	Year Ended		Year Ended		Year Ended	of Operations) to
	September 30,		September 30,		September 30,	September 30,
	2008		2007		2006	2005
CLASS A
PER SHARE DATA (1)
Net asset value,
beginning of period	$14.14		$10.60		$10.43	$10.00

Income from investment
operations:
Net investment loss	(0.02)		(0.05)		(0.08)	(0.01)
Net realized and unrealized
gains/(loss) on investments	(3.70)		3.59		0.25	0.44
Total from investment
operations	(3.72)		3.54		0.17	0.43
Net asset value, end of period	$10.42		$14.14		$10.60	$10.43

Total return (2)	(26.31)%		33.40%		1.63%	4.30	% (3)

Supplemental data and ratios:
Net assets, end of period
(in 000’s)	$108,954		$108,572		$54,513	$11,469
Ratio of expenses to
average net assets
Before reimbursement of
expenses by Adviser	1.46	% (5)	1.47	% (6)	2.27%	9.87	% (4)
After reimbursement of
expenses by Adviser	1.40	% (5)	1.46	% (6)	1.94%	2.00	% (4)
Ratio of net investment loss to
average net assets
Before reimbursement of
expenses by Adviser	(0.24)%		(0.49)%		(1.42)%	(9.19	)% (4)
After reimbursement of
expenses by Adviser	(0.18)%		(0.48)%		(1.10)%	(1.32	)% (4)
Portfolio turnover rate	28.96%		57.71%		63.76%	0.00	% (3)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS (Continued)
KEELEY Mid Cap Value Fund

	Period from
	December 31, 2007
	(Commencement
	of Operations) to
	September 30,
	2008
CLASS I
PER SHARE DATA (1)
Net asset value, beginning of period	$14.20

Income from investment operations:
Net investment loss	—	(7)
Net realized and unrealized loss on investments	(3.75)
Total from investment operations	(3.75)
Net asset value, end of period	$10.45

Total return	(26.41	)% (3)

Supplemental data and ratios:
Net assets, end of period (in 000’s)	$6,252
Ratio of expenses to average net assets
Before reimbursement of expenses by Adviser	1.25	% (4)(5)
After reimbursement of expenses by Adviser	1.16	% (4)(5)
Ratio of net investment loss to average net assets
Before reimbursement of expenses by Adviser	(0.14	)% (4)
After reimbursement of expenses by Adviser	(0.06	)% (4)
Portfolio turnover rate	28.96	% (3)

(1)	Per share data is for a share outstanding throughout the period.
(2)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7).
(3)	Not annualized.
(4)	Annualized.
(5)

The ratio of expenses to average net assets includes interest expense, which is excluded for purposes of calculating the expense reimbursement (see Note 3). The before expense reimbursement and after expense reimbursement ratios, excluding interest expense for Class A shares were 1.45% and 1.39%, respectively, and for Class I shares were 1.23% and 1.14%, respectively, for the year ended September 30, 2008.

(6)

The ratio of expenses to average net assets includes interest expense, which is excluded for purposes of calculating the expense reimbursement (see Note 3). The before expense reimbursement and after expense reimbursement ratios, excluding interest expense were 1.46% and 1.45%, respectively, for the year ended September 30, 2007.

(7)	Amount calculated is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
KEELEY All Cap Value Fund

					Period from
					June 14, 2006
					(Commencement
	Year Ended		Year Ended		of Operations) to
	September 30,		September 30,		September 30,
	2008		2007		2006
CLASS A
PER SHARE DATA (1)
Net asset value, beginning of period	$13.20		$9.93		$10.00

Income from investment operations:
Net investment loss	(0.01)		(0.04)		(0.01)
Net realized and unrealized gains/(loss)
on investments	(2.92)		3.31		(0.06)
Total from investment operations	(2.93)		3.27		(0.07)

Less distributions:
Tax return of capital	—		—	(6)	—
Net asset value, end of period	$10.27		$13.20		$9.93

Total return (2)	(22.20)%		32.97%		(0.70	)% (3)

Supplemental data and ratios:
Net assets, end of period (in 000’s)	$85,733		$76,990		$14,928
Ratio of expenses to average net assets
Before reimbursement of expenses by Adviser	1.46	%(5)	1.61	% (7)	3.97	% (4)
After reimbursement of expenses by Adviser	1.39	%(5)	1.49	% (7)	1.72	% (4)
Ratio of net investment loss to average net assets
Before reimbursement of expenses by Adviser	(0.18)%		(0.70)%		(2.82	)% (4)
After reimbursement of expenses by Adviser	(0.12)%		(0.58)%		(0.57	)% (4)
Portfolio turnover rate	27.71%		45.71%		25.66	% (3)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS (Continued)
KEELEY All Cap Value Fund

	Period from
	December 31, 2007
	(Commencement
	of Operations) to
	September 30,
	2008
CLASS I
PER SHARE DATA (1)
Net asset value, beginning of period	$13.33

Income from investment operations:
Net investment income	0.01
Net realized and unrealized loss on investments	(3.05)
Total from investment operations	(3.04)
Net asset value, end of period	$10.29

Total return	(22.81	)% (3)

Supplemental data and ratios:
Net assets, end of period (in 000’s)	$17,501
Ratio of expenses to average net assets
Before reimbursement of expenses by Adviser	1.22	% (4)(5)
After reimbursement of expenses by Adviser	1.15	% (4)(5)
Ratio of net investment income to average net assets
Before reimbursement of expenses by Adviser	0.01	% (4)
After reimbursement of expenses by Adviser	0.06	% (4)
Portfolio turnover rate	27.71	% (3)

(1)	Per share data is for a share outstanding throughout the period.
(2)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7).
(3)	Not annualized.
(4)	Annualized.
(5)

The ratio of expenses to average net assets includes interest expense, which is excluded for purposes of calculating the expense reimbursement (see Note 3). The before expense reimbursement and after expense reimbursement ratios, excluding interest expense for Class A shares were 1.46% and 1.39%, respectively, and for Class I shares were 1.21% and 1.14%, respectively, for the year ended September 30, 2008.

(6)	Amount calculated is less than $0.005 per share.
(7)

The ratio of expenses to average net assets includes interest expense, which is excluded for purposes of calculating the expense reimbursement (see Note 3). The before expense reimbursement and after expense reimbursement ratios, excluding interest expense were 1.60% and 1.48%, respectively, for the year ended September 30, 2007.

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS
September 30, 2008

1.	ORGANIZATION

      KEELEY Funds, Inc. (the “Company”) was organized on April 7, 2005 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a diversified, open-end investment company. The Company consists of KEELEY Small Cap Value Fund (“KSCVF”), KEELEY Mid Cap Value Fund, (“KMCVF”), KEELEY All Cap Value Fund (“KACVF”) and KEELEY Small-Mid Cap Value Fund (“KSMVF”), (individually a “Fund,” collectively, the “Funds”) each with two classes of shares: Class A and Class I. As noted in the Funds’ Prospectus, Class I is an institutional class and does not charge a sales load or a 12b-1 fee to its shareholders. The Keeley Small Cap Value Fund, Inc., predecessor to KSCVF, commenced operations on October 1, 1993. As part of a plan of reorganization, on December 31, 2007, Keeley Small Cap Value Fund, Inc. merged into KSCVF, a newly-created series within Keeley Funds, Inc. KMCVF, KACVF and KSMVF commenced operations on August 15, 2005, June 14, 2006 and August 15, 2007, respectively.

2.	SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

      a) Investment Valuation – Securities which are traded on a recognized stock exchange are valued at the last sale price each day on the securities exchange on which such securities are primarily traded or at the last sale price on a national securities exchange. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets are valued on the basis of last sale price, or closing over-the-counter bid prices when there is no last sale price available. Debt securities (other than short-term obligations) are valued by a service that uses electronic data processing methods, avoiding exclusive reliance on exchange or over-the-counter prices. Debt securities purchased within 60 days of their stated maturity date are valued at amortized cost, which approximates fair value. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith pursuant to procedures adopted by the Board of Directors. For each investment that is fair valued, if any, it is taken into consideration, to the extent applicable,

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
September 30, 2008

various factors including, but not limited to, the financial condition of the company, comparable companies in the public market, the nature and duration of the cause for a quotation not being readily available and other relevant factors.

     In September 2006, the Financial Accounting Standards Board issued its new Standard No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier adoption is permitted. The adoption of SFAS No. 157 is not expected to impact the financial statement amounts; however, additional disclosures will be required regarding the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations.

     In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Management is currently evaluating the implications of SFAS 161. The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

     b) Federal Income and Excise Taxes – It is the Company’s policy to meet the requirements of Subtitle A, Chapter 1, Subchapter M of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute substantially all investment company net taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Company. Therefore, no federal income or excise tax provision is required.

     Effective March 31, 2008, the Funds adopted Financial Accounting Standards Board (FASB) interpretation No. 48 (FIN 48), “Accounting for Uncertainty in Income Taxes”. FIN 48 requires the evaluation of tax positions taken on previously filed tax returns or expected to be taken on future returns. These positions must meet a “more-likely-than-not” standard that, based on the technical merits, have more than fifty percent likelihood of being sustained upon examination. In evaluation whether a tax position has met the recognition threshold, the Funds must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax expense in the current year.

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
September 30, 2008

     FIN 48 requires the Funds to analyze all open tax years, as defined by the Statue of Limitations, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities. Major jurisdictions for the Funds include Federal and the state of Maryland. As of September 30, 2008, open Federal and Maryland tax years include the tax years ended September 30, 2005 through 2008. The Funds have no examination in progress.

     The Funds have reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Funds’ financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended September 30, 2008. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

     c) Distributions to Shareholders – Dividends from net investment income, if any, will be declared and paid annually. Distributions of net realized gains, if any, will be declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. The Company may periodically make reclassifications among certain of its capital accounts as a result of the characterization of certain income and realized gains determined annually in accordance with federal tax regulations that may differ from generally accepted accounting principles. For the year ended September 30, 2008, KSCVF, KMCVF, KACVF and KSMVF increased undistributed net investment income by $22,231,862, $236,494, $124,352 and $35,604, respectively and decreased paid in capital by $22,240,393, $236,494, $124,352 and $35,604, respectively. Additionally, KSCVF decreased accumulated net realized loss by $8,531. These reclassifications between capital accounts were made for only those differences that are permanent in nature such as net operating losses, non-deductible costs and dividend reclasses.

     d) Other – Investment transactions are recorded on the trade date. The Company determines the gain or loss realized from investment transactions by comparing the identified original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis, including amortization/accretion of premiums or discounts using the effective interest method.

     Net investment income, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class).

     Expenses common to all portfolios are allocated among the Funds based upon their relative net asset values or other appropriate allocation methods.

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
September 30, 2008

     e) Guarantees and Indemnifications – In the normal course of business, the Company may enter into a contract with service providers that contains general indemnification clauses. The Company’s maximum exposure under these arrangements is unknown as this would involve future claims against the Company that have not yet occurred. Based on experience, the Company expects the risk of loss to be remote.

     f) Securities Lending – The Funds may lend their portfolio securities to banks, brokers and dealers. Lending Funds’ securities exposes the Funds to risks such as the following: (i) the borrower may fail to return the loaned securities, (ii) the borrower may not be able to provide additional collateral, (iii) the Funds may experience delays in recovery of the loaned securities or delays in access to collateral, or (iv) the Funds may experience losses related to the reinvestment of collateral. To minimize certain of these risks, the borrower must agree to maintain collateral with the Funds’ custodian, marked to market daily, in the form of cash and/or U.S. government obligations, in an amount at least equal to 100% of the market value of the loaned securities. As of September 30, 2008, KSCVF, KMCVF, KACVF and KSMVF had a market value of securities loaned of $1,100,636,387, $14,621,347, $10,973,960 and $1,889,180, and received cash collateral for the loans of $1,113,127,640, $14,443,901, $,10,957,698 and $1,894,155, respectively. The cash collateral is marked to market on a nightly basis to stay above the collateralization thresholds agreed by the Board. However, the above figures do not reflect the value of the collateral on September 30, 2008 which was calculated overnight and made available on October 1, 2008 and which reflects a collateralization level of more than 100% of the value of the underlying securities.

     On September 16, 2008, KSCVF executed a request to redeem $80,093,050 in cash collateral invested in the Reserve Primary Fund. As of September 30, 2008, the Reserve Primary Fund had not honored this request and was subject to a variety of private lawsuits, as well as SEC investigation and oversight. As a result, KSCVF recorded a $78,891,656 receivable for securities lending collateral sold on its Statement of Assets and Liabilities in anticipation of the collateral expected to be received from the Reserve Primary Fund. On October 31, 2008, KSCVF received $40,635,135 of the $80,093,050 cash collateral redemption. The remaining receivable for securities lending collateral was $38,274,179 as of October 31, 2008.

     g) Payment by Affiliate – During the fiscal year ended September 30, 2008, the Funds’ investment adviser, Keeley Asset Management Corp., voluntarily reimbursed KSCVF $3,429,299 relating to KSCVF’s purchase of certain securities issued by companies engaged in securities-related businesses. This reimbursement has been classified on the Statement of Operations, Statement of Changes and the Financial Highlights as “Net increase from payments by affiliates” and has increased the total return of KSCVF (Class A) and KSCVF (Class I) by approximately 0.03%.

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
September 30, 2008

3.	INVESTMENT ADVISORY AGREEMENT

       The Company has an agreement with Keeley Asset Management Corp. (the “Adviser”), with whom certain officers and directors of the Company are affiliated, to furnish investment advisory services to the Company (the “Investment Advisory Agreement”). Under the terms of this agreement, KSCVF pays the adviser a monthly fee at the annual rate of 1.00% of the Fund’s first $1 billion and 0.90% in excess of $1 billion of the Fund’s average daily net assets and KMCVF, KACVF and KSMVF each pay the Adviser a monthly fee at the annual rate of 1.00% of each Fund’s first $350 million, 0.90% of the next $350 million, and 0.80% in excess of $700 million of each Fund’s average daily net assets.

     The Adviser has contractually agreed to waive fees and/or reimburse expenses with respect to KMCVF, KACVF and KSMVF until September 30, 2009 (“Expense Cap Agreement”), such that total expenses, exclusive of interest, taxes, litigation, brokerage commissions, charges from buying and selling Fund securities and other extraordinary expenses, will not exceed the following amounts of average daily net assets of the respective Fund:

Fund	Class A	Class I
KMCVF	1.39%	1.14%
KACVF	1.39%	1.14%
KSMVF	1.39%	1.14%

     Any reimbursements or fee waivers made by the Adviser to a Fund are subject to repayment by the Fund, to the extent that the Fund is able to make the repayment within its Expense Cap Agreement. Under the Expense Cap Agreement, such recoupments must be made within three years following the fiscal year in which the Adviser reduced its compensation and/or assumed expenses for the applicable Fund. The Adviser did not recoup any fees previously waived or reimbursed under the Expense Cap Agreement during the year period ended September 30, 2008.

	Recovery Expiring on
Fund	9/30/09	9/30/10	9/30/11
KMCVF	$123,634	$9,126	$80,245
KACVF	65,150	49,240	73,176
KSMVF	—	52,579	64,994

4.	DISTRIBUTION PLAN

       The Company has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for all Class A shares. The Plan is designed to reimburse Keeley Investment Corp. (the “Distributor”), with whom certain officers and directors of the Company are affiliated, for certain promotional and other sales related costs and to permit the Company to compensate other dealers of its shares. Unreimbursed

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
September 30, 2008

amounts may be carried forward and paid in a subsequent year, to the extent that total expenses under the plan do not exceed 0.25% of the average daily net assets of the Funds. The Funds paid to the Distributor and each dealer a monthly fee at the annual rate of 0.25% of the average daily net assets of Fund shares beneficially owned by the Distributor’s and each dealer’s existing brokerage clients. For the period from October 1, 2007 to September 30, 2008, KSCVF - Class A paid $15,450,522 in distribution fees, of which $950,159 was paid to the Distributor. KMCVF - Class A paid $320,898 in distribution fees, of which $65,717 was paid to the Distributor, KACVF- Class A paid $236,280 in distribution fees, of which $57,823 was paid to the Distributor, and KSMVF- Class A paid $21,809 in distribution fees, of which $12,429 was paid to the Distributor.

5.	INVESTMENT TRANSACTIONS

The aggregate cost of purchases and proceeds from sales of securities, excluding short-term investments, for the period from October 1, 2007 to September 30, 2008, were as follows:

	U.S. Government
	Securities		Other Investment Securities
Fund	Purchases	Sales	Purchases	Sales
KSCVF	$—	$—	$3,026,870,382	$1,078,546,121
KMCVF	—	—	89,810,118	37,383,459
KACVF	—	—	84,358,529	29,156,128
KSMVF	—	—	18,035,188	1,196,306

       For the period from October 1, 2007 to September 30, 2008, KSCVF, KMCVF, KACVF and KSMVF paid $8,692,775, $231,544, $282,646 and $43,438, respectively, in brokerage commissions on trades of securities to the Distributor.

6.	FEDERAL INCOME TAX INFORMATION

At September 30, 2008, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

	KSCVF	KSMCVF	KMCVF	KACVF
Tax Cost of Investments	$7,690,625,045	$22,749,891	$143,362,519	$125,367,293
Gross Unrealized Appreciation	$763,838,882	$911,005	$9,259,837	$8,768,221
Gross Unrealized Depreciation	(957,255,952)	(3,585,527)	(22,993,925)	(20,223,484)
Net Unrealized Depreciation
on investments	$(193,417,070)	$(2,674,522)	$(13,734,088)	$(11,455,263)

     The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences resulting from wash sale transactions during the year.

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
September 30, 2008

     At September 30, 2008, KSCVF, KMCVF, KACVF and KSMVF had net Post-October realized capital losses of $8,211,767, $8,047,956, $6,708,401 and $601,125 respectively, from transactions between November 1, 2007, and September 30, 2008.

     At September 30, 2008, KMCVF had accumulated capital loss carryforwards for federal income tax purposes of $70,829, $1,229,875 and $1,082,528 expiring on September 30, 2014, September 30, 2015 and September 30, 2016, respectively. KACVF had accumulated capital loss carryforwards for federal income tax purposes of $248,022 and $914,390 expiring on September 30, 2015 and September 30, 2016, respectively. KSMVF had accumulated capital loss carryfowards for federal income tax purposes of $2,541 expiring on September 30, 2016. To the extent that KMCVF, KACVF or KSMVF may realize future net capital gains, those gains will be offset by any of their unused respective capital loss caryforwards.

     The tax character of distributions paid during the fiscal year ended September 30, 2008 and 2007 were as follows:

	Ordinary		Long-Term
	Income		Capital Gains		Return of Capital
Fund	2008	2007	2008	2007	2008	2007
KSCVF	—	—	$138,843,405	$34,902	$8,530	—
KMCVF	—	—	—	—	—	—
KACVF	—	—	—	—	—	$6,639
KSMVF	$9,622	—	—	—	—	—

     As of September 30, 2008 the components of accumulated earnings on a tax basis were as follows:

	KSCVF	KSMVF	KMCVF	KACVF
Accumulated Capital and Other Losses	$(8,211,767)	$(603,666)	$(10,431,188)	$(7,870,813)
Unrealized on Investments	(193,417,070)	(2,674,522)	(13,734,088)	(11,455,263)
Total Accumulated Losses	$(201,628,837)	$(3,278,188)	$(24,165,276)	$(19,326,076)

7.	OFFERING PRICE PER SHARE

       The public offering price for Class A shares is the net asset value plus a sales charge, which varies in accordance with the amount of the purchase up to a maximum of 4.50%. The public offering price for Class I shares is the net asset value.

     The Distributor retains the entire sales charge when it makes sales directly to the public. Otherwise, when sales are made through dealers, the Distributor receives a portion of the related sales charge. For the period from October 1, 2007 to September 30, 2008, the Distributor received $1,345,603, $96,079, $81,489 and $33,532, of sales charges on behalf of KSCVF, KMCVF, KACVF and KSMVF, respectively. Sales charges are not an expense of the Funds and are not reflected in the financial statements of the Funds.

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
September 30, 2008

As specified in the Prospectus of the Funds, reduced sales charges are available through a right of accumulation and certain sales of shares of the Funds can be made at net asset value per share.

8.	LINE OF CREDIT ARRANGEMENTS

       KSCVF, KMCVF, KACVF and KSMVF are parties to uncommitted line of credit agreements with U.S. Bank, N.A., expiring March 1st, 2009, under which KSCVF may borrow up to the lesser of (a) $425 million or (b) 10% of the market value of the assets of KSCVF. Under separate agreements, KMCVF may borrow up to the lesser of (a) $10 million or (b) 10% of the market value of the assets of KMCVF, KACVF may borrow up to the lesser of (a) $7.8 million or (b) 10% of the market value of the assets of KMCVXF and KSMVF may borrow up to the lesser of (a) $610,000 or (b) 10% of the market value of the assets of KSMVF. Interest is charged on borrowings at the prevailing Prime Rate. The Funds have borrowed under these agreements from time to time to increase the efficiency of cash flow management. For the period from October 1, 2007 to September 30, 2008, KSCVF, KMCVF, KACVF and KSMVF had average borrowings of $1,468,098, $167,632, $0 and $17,876 respectively.

9.	RELATED PARTY TRANSACTIONS

As of September 30, 2008 one affiliated director of the Funds beneficially owned shares of the Funds as follows:

	KMCVF		KACVF		KSMVF
	CLASS A	CLASS I	CLASS A	CLASS I	CLASS A	CLASS I
Shares	979,360	234,315	917,834	149,738	286,386	285,161
Percent of total
outstanding shares	9.37%	39.18%	11.00%	8.81%	18.21%	67.99%

10.	SUBSEQUENT EVENTS

       On August 21, 2008, the Board of Directors of KEELEY Funds, Inc. unanimously approved a Shareholder Servicing Plan on behalf of each of the Funds effective October 1, 2008. The Corporation has retained the Distributor to serve as the shareholder servicing agent for the Funds pursuant to a shareholder servicing agreement (the “Shareholder Servicing Agreement”). Under the Shareholder Servicing Agreement, KEELEY Funds, Inc. will pay the Distributor a monthly fee calculated at an annual rate of 0.05% of each Fund’s average daily net assets for providing support services to investors who beneficially own shares of a Fund. The Shareholder Servicing Agreement may be continued in effect from year to year if such continuance is approved annually by the Board of Directors of the Corporation, including the vote of a majority of the Independent Directors.

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
September 30, 2008

11.	TRANSACTIONS WITH AFFILIATES

       The following issuers are affiliated with KSCVF; that is, KSCVF held 5% or more of the outstanding voting securities during the period from October 1, 2007 through September 30, 2008. As defined in Section (2)(a)(3) of the Investment Company Act of 1940, such issuers are:

	Share Balance			Share Balance		Value At
	At October 1,			At September 30,	Dividend	September 30,
Issuer Name	2007	Additions	Reductions	2008	Income	2008
Albany International Corp.	990,000	455,000	—	1,445,000	$567,050.00	$39,491,850
Allis Chalmers Energy, Inc.	1,585,000	490,000	—	2,075,000	—	26,248,750
Altra Holdings, Inc.	1,550,000	455,000	—	2,005,000	—	29,593,800
AM Castle & Co.	1,210,000	617,500	—	1,827,500	372,300	31,579,200
AMCOL International Corp.	1,705,000	230,000	—	1,935,000	1,192,600	60,488,100
American Railcar Industries, Inc.	830,000	407,500	—	1,237,500	121,644	19,849,500
Ampco-Pittsburgh Corp.	780,000	230,000	—	1,010,000	550,800	26,159,000
Arch Chemicals, Inc.	715,000	595,000	—	1,310,000	821,000	46,243,000
AZZ, Inc.	535,000	517,500	(2,500)	1,050,000	—	43,438,500
Brush Engineered Materials, Inc.	960,000	260,000	—	1,220,000	—	22,655,400
Callon Petroleum Co.	—	1,395,000	—	1,395,000	—	25,151,850
Carmike Cinemas, Inc.	1,112,500	232,500	—	1,345,000	865,375	4,949,600
CIRCOR International, Inc.	945,000	192,500	—	1,137,500	157,406	49,401,625
CKE Restaurants, Inc.	2,055,000	602,500	—	2,657,500	554,400	28,169,500
Colfax Corp.	—	2,427,500	—	2,427,500	—	40,563,525
Cowen Group, Inc.	745,000	—	—	745,000	—	6,369,750
Denny’s Corp.	5,030,000	670,000	—	5,700,000	—	14,706,000
EnPro Industries, Inc.	730,000	455,000	—	1,185,000	—	44,034,600
Fairpoint Communications, Inc.	—	6,950,000	—	6,950,000	3,444,681	60,256,500
Federal Signal Corp.	2,265,000	592,500	—	2,857,500	624,450	39,147,750
Genesee & Wyoming, Inc.	1,765,000	250,000	(105,000)	1,910,000	—	71,663,200
Goodrich Petroleum Corp.(1)	1,425,000	405,500	(94,500)	1,736,000	—	75,672,240
Gray Television, Inc.(1)	2,940,000	90,000	(3,030,000)	—	90,900	—
Greenbrier Companies, Inc.	1,622,500	437,400	—	2,059,900	576,240	40,188,649
Haynes International, Inc.	570,000	165,000	—	735,000	—	34,420,050
Home Federal Bancorp, Inc.*	540,000	595,000	—	1,135,000	193,750	14,471,250
IBERIABANK Corp.	—	809,500	—	809,500	440,130	42,782,075
Integrated Electrical Services, Inc.	657,500	245,500	—	903,000	—	15,856,680
Interstate Hotels & Resorts, Inc.	2,015,000	210,000	—	2,225,000	—	5,228,750
Koppers Holdings, Inc.	1,405,000	57,500	—	1,462,500	1,173,850	54,712,125
L.B. Foster Co.	1,085,000	—	(10,000)	1,075,000	—	32,701,500
Ladish, Inc.	880,000	460,000	—	1,340,000	—	27,135,000
Lance Inc.	1,475,000	500,000	—	1,975,000	1,114,000	44,812,750
Layne Christensen Co.	1,255,000	275,000	—	1,530,000	—	54,207,900
Lindsay Manufacturing Co.	910,000	10,000	(155,000)	765,000	245,538	55,653,750

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
September 30, 2008

	Share Balance			Share Balance		Value At
	At October 1,			At September 30,	Dividend	September 30,
Issuer Name	2007	Additions	Reductions	2008	Income	2008
Maidenform Brands, Inc.	2,117,500	465,000	—	2,582,500	—	37,472,075
Marcus Corp.	1,530,000	620,000	—	2,150,000	623,688	34,572,000
MarketAxess Holdings, Inc.(1)	1,395,000	180,000	(26,000)	1,549,000	—	12,500,430
Meadowbrook Insurance Group, Inc.	1,355,000	530,000	—	1,885,000	97,550	13,308,100
Midas, Inc.	1,270,000	217,500	—	1,487,500	—	20,468,000
Movado Group, Inc.	1,345,000	437,500	—	1,782,500	476,800	39,838,875
Natural Gas Services Group, Inc.	1,457,500	362,500	—	1,820,000	—	31,795,400
Neenah Paper, Inc.	1,107,500	170,000	—	1,277,500	472,750	25,294,500
Pharmerica Corp.	—	2,450,000	—	2,450,000	—	55,100,500
Pioneer Drilling Co.	2,550,000	915,000	—	3,465,000	—	46,084,500
PrivateBancorp, Inc.(1)	1,097,500	102,500	—	1,200,000	353,588	49,992,000
Pzena Investment Management, Inc.(1)	—	1,124,000	(818,500)	305,500	129,070	2,896,140
Quanex Building Products Corp.	—	1,990,000	—	1,990,000	79,068	30,327,600
RBC Bearings, Inc.	900,000	472,500	—	1,372,500	—	46,239,525
Red Lion Hotels Corp.	1,440,000	22,500	—	1,462,500	—	11,729,250
Robbins & Myers, Inc.	—	1,850,000	—	1,850,000	77,621	57,220,500
South Jersey Industries, Inc.	1,110,000	517,500	—	1,627,500	1,505,250	58,101,750
Stage Stores, Inc.	1,457,500	550,000	—	2,007,500	356,500	27,422,450
Sun Hydraulics, Inc.	615,000	350,000	—	965,000	403,200	25,128,600
Superior Essex, Inc.(1)	1,197,500	342,500	(1,540,000)	—	—	—
Superior Well Services, Inc.	1,187,500	727,500	—	1,915,000	—	48,468,650
SWS Group, Inc.(1)	1,350,000	447,500	(436,500)	1,361,000	534,290	27,437,760
Tennant Co.	580,000	920,000	—	1,500,000	623,775	51,390,000
Thomas Weisel Partners Group, Inc.	1,285,000	—	—	1,285,000	—	10,832,550
Titan International, Inc.**	555,000	1,392,500	—	1,947,500	28,579	41,520,700
TreeHouse Foods, Inc.	1,325,000	450,000	—	1,775,000	—	52,717,500
Universal Stainless & Alloy	720,000	12,500	—	732,500	—	18,715,375
Watts Water Technologies, Inc. - Class A	950,000	610,000	—	1,560,000	538,675	42,666,000
Wendys Arbys Group, Inc.***	1,411,500	167,500	—	1,579,000	482,900	8,305,540
Westfield Financial, Inc.	1,770,000	25,000	—	1,795,000	974,000	18,488,500
Zale Corp.	—	3,175,000	(10,000)	3,165,000	—	79,125,000
Zep, Inc.****	—	1,385,000	(230,000)	1,155,000	21,200	20,374,200
					$20,884,618	$2,273,537,689

*

The Fund purchased 45,000 shares prior to a 1.136 for 1 stock split in the company on December 20, 2007. 225,440 shares were purchased post-split. The total share balance as of September 30, 2008 represents the split-adjusted amount.

**

The Fund purchased 950,000 shares prior to a 1.25 for 1 stock split in the company on August 18, 2008. 66,250 shares were purchased post-split. The total share balance as of September 30, 2008 represents the split-adjusted amount.

***	This security went through a name change from Triarc Companies, Inc. to Wendys Arbys Group on September 30, 2008.
****	The Fund received 198,850 shares of Zep, Inc. from a corporate action on November 1, 2007.
(1)	Issuer was not an affiliate as of September 30, 2008.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
KEELEY Funds, Inc.:

     In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of KEELEY Funds, Inc. (constituting KEELEY Small Cap Value Fund, KEELEY Small-Mid Cap Value Fund, KEELEY Mid Cap Value Fund, and KEELEY All Cap Value Fund, hereafter referred to as the “Funds”) at September 30, 2008, the results of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, WI
November 20, 2008

KEELEY funds Directors and Officers

Independent Directors

				Number of	Other
		Term of		Portfolios	Directorships
	Position(s)	Office* and		Overseen	Held Outside
	Held with	Length of	Principal Occupation(s)	Within the	the Fund
Name, Age and Address	Fund	Time Served	During the Past Five Years	Fund Complex	Complex
Jerome J. Klingenberger	Director	Served as	Executive Vice President and Chief	4	None
Age: 53		Director since	Financial Officer for Grayhill, Inc.
561 Hillgrove Ave.		1999	(electronic components and control
LaGrange, IL 60525			systems)
John G. Kyle	Director	Served as	Owner and operator of Shell Oil	4	None
Age: 67		Director since	Services Stations and Gasoline
10 Skokie Hwy		1993	Distributor
Highland Park, IL 60035
John F. Lesch	Director	Served as	Attorney with Nisen & Elliott, LLC	4	None
Age: 68		Director since
200 W Adams Street		1993
Suite 2500
Chicago, IL 60606
Sean P. Lowry	Director	Served as	Executive Vice President of Pacor	4	None
Age: 54		Director since	Mortgage Corp.
401 South LaSalle Street		1999
Suite 201
Chicago, IL 60605
Elwood P. Walmsley	Director	Served as	President and General Manager,	4	None
Age: 67		Director since	Lakeside Manor LLC Real Estate
100 Cobblestone Court		1999	Management Company since 2007;
Twin Lakes, WI 53181			Director of Sales for H.B. Taylor
Company (food services)
since 2003; Prior thereto,
National Account Executive
for Haarmann & Reimer, Division of
Bayer International.
Walter D. Fitzgerald	Director	Served as	Vice President, RBC Dain Rauscher	4	None
Age: 67		Director since	until retirement June 1, 2005
P.O. Box 1209		2006
Boca Grande, FL 33921

Interested Director and Officers
				Number of	Other
		Term of		Portfolios	Directorships
	Position(s)	Office* and		Overseen	Held Outside
	Held with	Length of	Principal Occupation(s) During	Within the	the Fund
Name, Age and Address	Fund	Time Served	the Past Five Years	Fund Complex	Complex
John L. Keeley, Jr.	Director	Served as	President and Treasurer of Keeley	4	Marquette
Age: 68	and President	Director and	Investment Corp.; President of		National Corp.
401 South LaSalle Street		President	Keeley Asset Management Corp.,
Suite 1201		since 1993	KEELEY Small Cap Value Fund,
Chicago, IL 60605			Inc., Keeley Funds, Inc., Keeley
Holdings, Inc. and Joley Corp.
Robert H. Becker	Vice	Served	Senior Vice President of Keeley	N/A	N/A
Age: 66	President	as Vice	Asset Management Corp.
401 South LaSalle Street		President
Suite 1201		since 1997
Chicago, IL 60605
Mark E. Zahorik	Vice	Served	Vice President of Keeley Asset	N/A	N/A
Age: 46	President	as Vice	Management Corp., Keeley
401 South LaSalle Street		President	Investment Corp., KEELEY Small
Suite 1201		since 1997	Cap Value Fund, Inc. and Keeley
Chicago, IL 60605			Funds, Inc.

KEELEY funds Directors and Officers (continued)

				Number of	Other
		Term of		Portfolios	Directorships
	Position(s)	Office* and		Overseen	Held Outside
	Held with	Length of	Principal Occupation(s)	Within the	the Fund
Name, Age and Address	Fund	Time Served	During the Past Five Years	Fund Complex	Complex
John L. Keeley, III	Vice	Served	Senior Vice President of Keeley	N/A	N/A
Age: 47	President	as Vice	Asset Management Corp. and
401 South LaSalle Street		President	Keeley Investment Corp.; Vice
Suite 1201		since 2005	President Keeley Small Cap
Chicago, IL 60605			Value Fund, Inc. and Keeley
Funds, Inc.; Trader for Mid-
American and Chicago Board of
Trade (1983 – 2001)
Robert Kurinsky	Secretary and	Served as	Chief Financial Officer and	N/A	N/A
Age: 36	Treasurer	Corporate	General Counsel of KEELEY
401 South LaSalle Street		Secretary	Asset Management Corp. and
Suite 1201		since 2006	KEELEY Investment Corp.;
Chicago, IL 60605		and Treasurer	Secretary and Treasurer of
		since 2007	KEELEY Small Cap Value
Fund, Inc., KEELEY Funds, Inc.
Keeley Holdings, Inc. and Joley
Corp.; Various legal, accounting
and risk management positions for
Driehaus Capital Management, Inc.
(2001 – 2006).
Guy Talarico	Chief	Served	Co-Chief Executive Officer of	N/A	N/A
Age: 53	Compliance	as Chief	Alaric Compliance Services,
41 Madison Ave	Officer	Compliance	LLC; Senior Director of Investors
New York, NY 10010		Officer since	Bank & Trust Institutional
		2004	Custody Division (2001 to 2004).

* Each Director serves an indefinite term until the election of a successor. Each Officer serves an indefinite term, renewed annually, until the election of a successor.

The Statement of Additional Information includes additional information about the Directors and is available upon request, without charge, by calling 1-888-933-5391.

Proxy Voting Policies and Procedure

You may obtain a description of KEELEY Funds’ proxy voting policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities, without charge, upon request by calling 800.933.5391. This information also is included in KEELEY Funds’ statements of additional information, which is available on the Funds’ website at www.keeleyfunds.com and the Securities and Exchange Commission’s website at www.sec.gov.

Information relating to how each KEELEY Fund voted proxies relating to portfolio securities held during the twelve month period ended June 30, 2008 is available on the Funds’ website at www.keeleyfunds.com and the Securities and Exchange Commission’s website at www.sec.gov.

Information About Portfolio Securities

KEELEY Funds files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the quarters ending December 31, 2007 and June 30, 2008 (the first and third quarters of the Funds’ fiscal year) on Form N-Q. The Funds’ Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. You may also review and copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 800.SEC.0330.

TAX NOTICE

Corporate Dividends Received Deduction and Qualified Dividend Income: None of the dividends paid by the Small Cap Value Fund or the Small-Mid Cap Value Fund qualify for the corporate dividends received deduction or are considered qualified dividend income.

Short-Term Capital Gains: There were no short-term capital gain distributions that are considered taxable ordinary income distributions under Internal Revenue Section 871(k)(2)(c) for the Funds.

Investment Adviser

KEELEY ASSET MANAGEMENT CORP.
Chicago, Illinois

Distributor

KEELEY INVESTMENT CORP.
Chicago, Illinois

Custodian
U.S. BANK, N.A.
Milwaukee, Wisconsin
888-933-5391

Transfer Agent and Dividend Disbursing Agent
U.S. BANCORP FUND SERVICES, LLC
Milwaukee, Wisconsin
888-933-5391

Independent Registered Public Accounting Firm
PRICEWATERHOUSECOOPERS LLP
Milwaukee, Wisconsin

Counsel
BELL, BOYD & LLOYD LLP
Chicago, Illinois

Performance information quoted represents past performance and does not guarantee future results. The investment return and principal value of shares will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than its original cost. This material may only be used when preceded or accompanied by each Fund’s Prospectus.

401 South LaSalle Street • Suite 1201 • Chicago • Illinois • 60605
(312) 786-5050 • (800) 533-5344 • FAX (312) 786-5003

www.keeleyfunds. com

Keeley Funds, Inc.: SEC file number 811-21761

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

Registrant's board of directors has determined that Jerome Klingenberger, member and chairman of the registrant's Committee of Independent Directors (which performs all audit committee functions on behalf of registrant), has all the attributes of an "audit committee financial expert," as such term is defined in Instruction 2(b) to Item 3 of Form N-CSR. Mr. Klingenberger is "independent" as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2008	FYE 9/30/2007
Audit Fees	$102,000	$89,100*
Audit-Related Fees	None	None
Tax Fees	$19,200	$17,700*
All Other Fees	None	None
*Includes fees related to Keeley Small Cap Value Fund, Inc. whose only series, KEELEY Small Cap Value Fund, merged into Keeley Funds, Inc. during fiscal year 2008.

(a) “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.

(c) “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

(d) None

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) There were no fees billed by PricewaterhouseCoopers LLP applicable to non-audit services for the fiscal years ended 2008 and 2007 that were not pre-approved by the Board of Directors.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services rendered to the registrant and to the registrant’s investment adviser (and any entity controlling, controlled by, or under common control with the investment adviser; not including any sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 9/30/2008	FYE 9/30/2007
Registrant	None	None
Registrant’s Investment Adviser	None	None

(h) The audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted any procedure by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded, based on an evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) as of a date within 90 days prior to the filing date of this Form N-CSR, that the disclosure controls are effectively designed to ensure that information required to be disclosed by the registrant in this Form N-CSR is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in this Form N-CSR is accumulated and communicated to the registrant's management, including the registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(a) (2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)). Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-14(b) or 240.15d-14(b) (as applicable), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350). Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Keeley Funds, Inc.

By (Signature and Title)*	/s/ John L. Keeley Jr.,
John L. Keeley Jr., President

Date	12/5/08

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John L. Keeley Jr.,
John L. Keeley Jr., President

Date	12/5/08

By (Signature and Title)*	/s/ Robert Kurinsky
Robert Kurinsky, Treasurer

Date	12/5/08

* Print the name and title of each signing officer under his or her signature.